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                                                                    EXHIBIT 10.8

                  OMNIBUS ASSIGNMENT AND ASSUMPTION AGREEMENT,
           AMENDMENT OF LOAN DOCUMENTS, AMENDMENT OF LEASE DOCUMENTS, TERMINATION OF LEASE DOCUMENTS, CONSENT TO ASSIGNMENT AND
                           CONFIRMATION OF GUARANTIES


         THIS OMNIBUS ASSIGNMENT AND ASSUMPTION AGREEMENT, AMENDMENT OF LOAN DOCUMENTS, AMENDMENT OF LEASE DOCUMENTS, TERMINATION OF LEASE DOCUMENTS, CONSENT TO ASSIGNMENT AND CONFIRMATION OF GUARANTIES is made as of January 12, 2000 by and among (i) HAWTHORN HEALTH PROPERTIES, INC., a California corporation ("Hawthorn"), NATIONAL CARE CENTERS OF HERMITAGE, INC., a Missouri corporation ("Hermitage"), NATIONAL CARE CENTERS, INC., a Missouri corporation ("National Care Centers"), NATIONAL CARE CENTERS OF LEBANON, INC., a Missouri corporation ("National Care Centers-Lebanon"), SPRINGFIELD RETIREMENT VILLAGE, INC., a Missouri corporation ("Springfield"), NATIONAL CARE CENTERS OF NIXA, INC., a Missouri corporation ("Nixa"), NATIONAL CARE CENTERS OF SPRINGFIELD, INC., a Missouri corporation ("National Care Centers-Springfield") and MT. VERNON PARK CARE CENTER WEST, INC., a Missouri corporation ("Mt. Vernon" and collectively with Hawthorn, Hermitage, National Care Centers, National Care Centers-Lebanon, Springfield, Nixa and National Care Centers-Springfield, the "Borrowers"), (ii) BCC AT LEBANON CARE CENTER, INC., a Delaware corporation ("BCC-Lebanon Care"), BCC AT LEBANON PARK MANOR, INC., a Delaware corporation ("BCC-Lebanon Park"), BCC AT NIXA PARK CENTER, INC., a Delaware corporation ("BCC-Nixa"), BCC AT SPRINGFIELD CARE CENTER, INC., a Delaware corporation ("BCC-Springfield"), BCC AT MT. VERNON PARK CARE CENTER, INC., a Delaware corporation ("BCC-Mt. Vernon Park"), BCC AT MT. VERNON PARK CARE CENTER WEST, INC., a Delaware corporation ("BCC-Mt. Vernon West") and BCC AT HERMITAGE PARK CARE CENTER, INC., a Delaware corporation ( "BCC-Hermitage" and collectively, with BCC-Lebanon Care, BCC-Lebanon Park, BCC-Nixa, BCC-Springfield, BCC-Mt Vernon Park and BCC-Mt. Vernon West, the "Balanced Care Lessees"), (iii) BALANCED CARE CORPORATION, a Delaware corporation ("Balanced Care") and DIXON MANAGEMENT, INC., a Missouri corporation ("Dixon" and collectively with Balanced Care, the "Balanced Care Guarantors"), (iv) MEDITRUST MORTGAGE INVESTMENTS, INC., a Delaware corporation (the "Lender"), (v) CHRISTIAN HEALTH CARE OF MISSOURI, INC., a Missouri nonprofit corporation (the "Purchaser") and CORNERSTONE PROPERTIES INVESTMENT II, LLC, a Missouri limited liability company ("CPI"), (vi) CORNERSTONE HEALTH CARE, INC., a Missouri corporation ("Cornerstone"), (vii) CHRISTIAN HEALTH CARE PERSONNEL SERVICES, INC., a Missouri nonprofit corporation ("CHC-Personnel"),
(viii) CHRISTIAN HEALTH CARE, INC., an Arkansas nonprofit corporation ("CHC"),
(ix) CHRISTIAN HEALTH CARE OF HERMITAGE, INC., a Missouri nonprofit corporation ("CHC-Hermitage"), CHRISTIAN HEALTH CARE OF LEBANON NORTH, INC., a Missouri nonprofit corporation ("CHC-Lebanon North"), CHRISTIAN HEALTH CARE OF SPRINGFIELD WEST PARK, INC. ("CHC-Springfield West Park"), a Missouri nonprofit corporation,
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CHRISTIAN HEALTH CARE OF SPRINGFIELD WEST, INC., a Missouri nonprofit corporation ("CHC-Springfield West"), CHRISTIAN HEALTH CARE OF LEBANON SOUTH, INC., a Missouri nonprofit corporation ("CHC-Lebanon South"), CHRISTIAN HEALTH CARE OF SPRINGFIELD EAST, INC., a Missouri nonprofit corporation ("CHC-Springfield East") and CHRISTIAN HEALTH CARE OF NIXA, INC., a Missouri nonprofit corporation ("CHC-Nixa" and collectively with CHC-Hermitage, CHC-Lebanon North, CHC-Springfield West Park, CHC-Springfield West, CHC-Lebanon South and CHC-Springfield East, the "CHC Lessees") and (x) ALINGTON D. KILGORE of Rogers, Arkansas ("Kilgore").


                                  WITNESSETH:

         WHEREAS, the Lender made a loan to the Borrowers (the "Hawthorn Loan"), in the original principal amount of FORTY-ONE MILLION THREE HUNDRED EIGHTY-FIVE THOUSAND DOLLARS ($41,385,000), which loan is evidenced by that certain Promissory Note, dated as of August 30, 1996, made by the Borrowers to the order of the Lender (the "Note");

         WHEREAS, the Note is referred to in that certain Loan Agreement, dated as of August 30, 1996, as amended, by and among the Borrowers and the Lender (the "Loan Agreement") and is in all respects subject to the provisions thereof, and all capitalized terms used herein and not expressly defined herein shall have the same meanings ascribed to such terms in the Loan Agreement;

         WHEREAS, the obligations of the Borrowers under the Loan Documents are secured, in part, by the Deeds of Trust which encumber the Mortgaged Property;

         WHEREAS, simultaneous with the execution and delivery of the Loan Documents, the Balanced Care Lessees and the Borrowers executed and delivered, or caused to be executed and delivered, (i) the BCC Missouri Leases, relating to certain premises that (a) are more fully described in the BCC Missouri Leases and (b) consist of all or a portion of the Mortgaged Property and (ii) the remainder of the BCC Missouri Lease Documents;

         WHEREAS, as security for the BCC Missouri Leases, the Balanced Care Guarantors have executed and delivered, or caused to be executed and delivered, guaranties of the Lease Obligations (as defined in the BCC Missouri Leases) relating to each of the BCC Missouri Leases (collectively, the "BCC Missouri Lease Guaranties") and certain other BCC Missouri Lease Documents;

         WHEREAS, as a condition of the consummation of the Hawthorn Loan, the Lender required the execution and delivery of (i) the Lease Subordination Agreements, which, among other things, subordinate the BCC Missouri Leases to the liens of the Deeds of Trust and the


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other Loan Documents, (ii) the Assignments of Leases, pursuant to which, among other things, Hermitage, National Care Centers, National Care Centers-Lebanon, Springfield, Nixa, National Care Centers-Springfield and Mt. Vernon (collectively, the "Hawthorn Subsidiaries") assigned to the Lender all of their right, title and interest in the BCC Missouri Leases and the BCC Missouri Lease Guaranties and directed (a) the Balanced Care Lessees to pay all "Rent" as defined under the BCC Missouri Leases and (b) the Balanced Care Guarantors to pay all amounts due under the BCC Missouri Lease Guaranties to the Lender (for application towards the Loan Obligations in accordance with the terms of the Loan Documents) and (iii) the Omnibus Assignment of Contracts, pursuant to which, among other things, (a) the Hawthorn Subsidiaries assigned all of their right, title and interest in and to all of the BCC Missouri Lease Documents (other than the BCC Missouri Leases and the BCC Missouri Lease Guaranties, which were assigned to the Lender pursuant to the Assignments of Leases) to the Lender, (b) the Borrowers, the Balanced Care Lessees and the Balanced Care Guarantors acknowledged that the Lender, as the successor in interest to the Hawthorn Subsidiaries under the BCC Missouri Lease Documents, is entitled to exercise all of the Hawthorn Subsidiaries' respective duties, covenants, obligations, rights (including, without limitation, the exercise of any right of approval or consent) and/or remedies under the BCC Missouri Lease Documents, other than the purchase options granted pursuant to Section 18.4 of each of the BCC Missouri Leases and (c) the Hawthorn Subsidiaries directed the Balanced Care Lessees and the Balanced Care Guarantors to perform all of their respective obligations under the BCC Missouri Lease Documents for the benefit of the Lender;

         WHEREAS, the Balanced Care Lessees and the Balanced Care Guarantors desire to transfer, and the Purchaser desires to acquire certain assets, including, without limitation, the Balanced Care Lessees' interests in the BCC Missouri Leases, on the terms and conditions set forth in that certain Asset Purchase Agreement, dated as of October 15, 1999, as amended, by and among Balanced Care (on behalf of itself and certain subsidiaries) and the Purchaser (the "BCC/CHC Purchase Agreement");

         WHEREAS, the Purchaser has assigned its rights and obligations with respect to the Facilities under the BCC/CHC Purchase Agreement to the CHC Lessees (which are Subsidiaries of CHC) and, accordingly, the CHC Lessees will acquire the lessee's interests in the BCC Missouri Leases from the Balanced Care Lessees in accordance with the terms of the BCC/CHC Purchase Agreement (collectively, the "BCC/CHC Lease Assignments");

         WHEREAS, the Purchaser has assigned its other rights and obligations under the BCC/CHC Purchase Agreement relating to the Leased Property (as defined under the BCC Missouri Leases) to CPI;

         WHEREAS, simultaneously with the execution and delivery of this Agreement and the consummation of the BCC/CHC Lease Assignments, (I) the CHC Lessees and Cornerstone (which is wholly-owned and controlled by Kilgore) will execute and deliver the Cornerstone Management Agreements (as hereafter defined), pursuant to which Cornerstone shall be


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engaged by the CHC Lessees to manage the Facilities, (II) the CHC Lessees and
CHC-Personnel (which is wholly-owned and controlled by Kilgore) shall execute and deliver the Employment Lease Agreements (as hereinafter defined), pursuant to which CHC-Personnel shall provide certain employment services to the CHC Lessees with regard to the Facilities and (III) the CHC Lessees shall execute and deliver the Equipment Leases (as hereinafter defined), pursuant to which, the CHC Lessees shall lease from CPI the tangible personal property required to operate the Facilities (which tangible personal property CPI acquired simultaneously with the execution and delivery hereof from the Balanced Care Lessees pursuant to the BCC/CHC Purchase Agreement);

         WHEREAS, the Balanced Care Lessees and the Balanced Care Guarantors (collectively, the "Balanced Care Entities") shall derive direct and indirect benefits from the consummation of the BCC/CHC Lease Assignments and the other transactions contemplated by the BCC/CHC Purchase Agreement;

         WHEREAS, the Purchaser, CPI, CHC, the CHC-Lessees, CHC-Personnel, Cornerstone and Kilgore (collectively, the "CHC Group") shall derive direct and indirect benefits from the consummation of the BCC/CHC Lease Assignments and the other transactions contemplated under the BCC/CHC Purchase Agreement and the execution and delivery (and subsequent performance of the obligations under) the Cornerstone Management Agreements and the Employment Lease Agreements;

         WHEREAS, pursuant to the Loan Documents and the BCC Missouri Lease Documents, the consents of the Lender and the Hawthorn Subsidiaries are required for the BCC/CHC Lease Assignments; and

         WHEREAS, as a condition of their consent to the BCC/CHC Lease Assignments, the Lender and the Borrowers have required that the parties hereto execute and deliver this Agreement and that the conditions and covenants set forth herein be satisfied.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual covenants set forth herein, the parties hereto hereby agree as follows:

         1. DEFINITIONS: For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Section have the meanings ascribed to them in this Section:

         AFFILIATED PARTY SUBORDINATION AGREEMENTS: Collectively, the Affiliated Party Subordination Agreements as defined under the BCC Missouri Leases.

         BALANCED CARE: As defined in the preamble of this Agreement and its successors and assigns.



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         BALANCED CARE ENTITIES: As defined in the preamble of this Agreement.

         BALANCED CARE GUARANTORS: As defined in the preamble of this Agreement and their respective successors and assigns.

         BALANCED CARE LESSEES: As defined in the preamble of this Agreement and their respective successors and assigns.

         BCC/CHC LEASE ASSIGNMENTS: As defined in the preamble of this Agreement.

         BCC/CHC PURCHASE AGREEMENT: As defined in the preamble of this Agreement.

         BCC-HERMITAGE: As defined in the preamble of this Agreement and its successors and assigns.

         BCC-LEBANON CARE: As defined in the preamble of this Agreement and its successors and assigns.

         BCC-LEBANON PARK: As defined in the preamble of this Agreement and its successors and assigns.

         BCC MISSOURI LEASE GUARANTIES: As defined in the preamble (including, without limitation, the Hermitage Guaranties, the Lebanon Care Guaranties, the Lebanon Park Guaranties, the Mt. Vernon Guaranties, the Nixa Guaranties, the Springfield Guaranties and the West Park Guaranties).

         BCC MISSOURI LEASE OBLIGATIONS: Collectively, the Lease Obligations as defined under the BCC Missouri Leases.

         BCC MISSOURI LEASES: Collectively, the Hermitage Lease, the Lebanon Care Lease, the Lebanon Park Lease, the Mt. Vernon Lease, the Nixa Lease, the Springfield Lease and the West Park Lease.

         BCC-MT. VERNON PARK: As defined in the preamble and its successors and assigns.

         BCC-MT. VERNON WEST: As defined in the preamble of this Agreement and its successors and assigns.

         BCC-NIXA: As defined in the preamble of this Agreement and its successors and assigns.

         BCC-SPRINGFIELD: As defined in the preamble of this Agreement and its successors and assigns.



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         BORROWERS: As defined in the preamble of this Agreement and their respective successors and assigns.

         BUSINESS DAY: Any day which is not a Saturday or a Sunday or a public holiday under the laws of the United States of America or the state of Missouri.

         CHC: As defined in the preamble of this Agreement and its successors and assigns.

         CHC GROUP: As defined in the preamble of this Agreement and its successors and assigns.

         CHC-HERMITAGE: As defined in the preamble of this Agreement and its successors and assigns.

         CHC-LEBANON NORTH: As defined in the preamble of this Agreement and its successors and assigns.

         CHC-LEBANON SOUTH: As defined in the preamble of this Agreement and its successors and assigns.

         CHC-LESSEES: As defined in the preamble of this Agreement and their respective successors and assigns.

         CHC-NIXA: As defined in the preamble of this Agreement and its successors and assigns.

         CHC-PERSONNEL: As defined in the preamble of this Agreement and its successors and assigns.

         CHC-SPRINGFIELD EAST: As defined in the preamble of this Agreement and its successors and assigns.

         CHC-SPRINGFIELD WEST: As defined in the preamble of this Agreement and its successors and assigns.

         CHC-SPRINGFIELD WEST PARK: As defined in the preamble of this Agreement and its successors and assigns.

         CORNERSTONE: As defined in the preamble of this Agreement and its successors and assigns.

         CORNERSTONE MANAGEMENT AGREEMENTS: Collectively, the seven (7) separate Management Agreements of even date by and between the CHC Lessees and Cornerstone.



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         CPI: As defined in the preamble of this Agreement and its successors and assigns.

         CROSS-DEFAULT AGREEMENT:  As defined in Section 28 of this Agreement.

         DIXON: As defined in the preamble of this Agreement and its successors and assigns.

         EMPLOYMENT LEASE AGREEMENTS: Collectively, the seven (7) separate Employee Leasing Agreements of even date by and between the CHC Lessees and CHC-Personnel.

         EQUIPMENT LEASES: Collectively, the seven (7) separate Equipment Leases of even date by and between the CHC Lessees and CPI.

         HAWTHORN: As defined in the preamble of this Agreement and its successors and assigns.

         HAWTHORN LOAN:  As defined in the preamble of this Agreement.

         HAWTHORN SUBSIDIARIES: As defined in the preamble of this Agreement and their respective successors and assigns.

         HERMITAGE: As defined in the preamble of this Agreement and its successors and assigns.

         HERMITAGE ASSIGNMENT OF LEASES: The Assignment of Leases and Rents, dated as of August 30, 1996, date granted by Hermitage to the Lender.

         HERMITAGE FACILITY: The "Facility" as defined under the Hermitage
Lease.

         HERMITAGE GUARANTIES: Collectively, the "Guaranties" as defined under the Hermitage Lease.

         HERMITAGE INDEMNIFIED MATTERS: As defined in Section 20 of this Agreement.

         HERMITAGE INDEMNITEE:  As defined in Section 20 of this Agreement.

         HERMITAGE INDEMNITOR:  As defined in Section 20 of this Agreement.

         HERMITAGE LEASE: The Facility Lease Agreement, dated as of August 30, 1996, as amended, by and between Hermitage and BCC-Hermitage.

         HERMITAGE LEASE DOCUMENTS: Collectively, the "Lease Documents" as defined under the Hermitage Lease.



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         HERMITAGE PLEDGE AGREEMENT: The Pledge Agreement as defined in the
Hermitage Lease.

         INTERCREDITOR AGREEMENT: That certain Intercreditor Agreement of even date by and between the Lender, the Borrowers and the Bank of Bentonville.

         KILGORE: As defined in the preamble of this Agreement and his heirs, administrators, executors, legal representatives, successors and assigns.

         LEASE DEFAULT:  As defined under the BCC Missouri Leases.

         LEBANON CARE ASSIGNMENT OF LEASES: The Assignment of Leases and Rents, dated as of August 30, 1996, granted by National Care Centers to the Lender.

         LEBANON CARE FACILITY: The "Facility" as defined under the Lebanon Care Lease.

         LEBANON CARE GUARANTIES: Collectively, the "Guaranties" as defined under the Lebanon Care Lease.

         LEBANON CARE INDEMNIFIED MATTERS: As defined in Section 21 of this Agreement.

         LEBANON CARE INDEMNITEE:  As defined in Section 21 of this Agreement.

         LEBANON CARE INDEMNITOR:  As defined in Section 21 of this Agreement.

         LEBANON CARE LEASE: The Facility Lease Agreement, dated as of August 30, 1996, as amended, by and between National Care Centers and BCC-Lebanon Care.

         LEBANON CARE LEASE DOCUMENTS: Collectively, the "Lease Documents" as defined under the Lebanon Care Lease.

         LEBANON CARE PLEDGE AGREEMENT: The Pledge Agreement as defined in the Lebanon Care Lease.

         LEBANON PARK ASSIGNMENT OF LEASES: The Assignment of Leases and Rents, dated as of August 30, 1996, granted by National Care Centers-Lebanon to the Lender.

         LEBANON PARK FACILITY: The "Facility" as defined under the Lebanon Park Lease.

         LEBANON PARK GUARANTIES: Collectively, the "Guaranties" as defined under the Lebanon Park Lease.

         LEBANON PARK INDEMNIFIED MATTERS: As defined in Section 22 of this Agreement.



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         LEBANON PARK INDEMNITEE:  As defined in Section 22 of this Agreement.

         LEBANON PARK INDEMNITOR:  As defined in Section 22 of this Agreement.

         LEBANON PARK LEASE: The Facility Lease Agreement, dated as of August 30, 1996, as amended, by and between National Care Centers-Lebanon and BCC-Lebanon Park.

         LEBANON PARK LEASE DOCUMENTS: Collectively, the "Lease Documents" as defined under the Lebanon Park Lease.

         LEBANON PARK PLEDGE AGREEMENT: The Pledge Agreement as defined in the Lebanon Park Lease.

         LENDER: As defined in the preamble of this Agreement and its successors and assigns.

         LOAN AGREEMENT:  As defined in the preamble of this Agreement.

         LONG TERM: Long Term Pharmaceutical Care, Inc., a Missouri corporation and its successors and assigns.

         MT. VERNON: As defined of this Agreement in the preamble and its successors and assigns.

         MT. VERNON ASSIGNMENT OF LEASES: The Assignment of Leases and Rents, dated as of August 30, 1996, granted by Springfield to the Lender.

         MT. VERNON FACILITY: The "Facility" as defined under the Mt. Vernon Lease.

         MT. VERNON GUARANTIES: Collectively, the "Guaranties" as defined under the Mt. Vernon Lease.

         MT. VERNON INDEMNIFIED MATTERS: As defined in Section 23 of this Agreement.

         MT. VERNON INDEMNITEE:  As defined in Section 23 of this Agreement.

         MT. VERNON INDEMNITOR:  As defined in Section 23 of this Agreement.

         MT. VERNON LEASE: The Facility Lease Agreement, dated as of August 30, 1996, as amended, by and between Springfield and BCC-Mt. Vernon Park.

         MT. VERNON LEASE DOCUMENTS: Collectively, the "Lease Documents" as defined under the Mt. Vernon Lease.




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         MT. VERNON PLEDGE AGREEMENT: The Pledge Agreement as defined in the Mt.
Vernon Lease.

         NATIONAL CARE CENTERS: As defined in the preamble of this Agreement and its successors and assigns.

         NATIONAL CARE CENTERS-LEBANON: As defined in the preamble of this Agreement and its successors and assigns.

         NATIONAL CARE CENTERS-SPRINGFIELD: As defined in the preamble of this Agreement and its successors and assigns.

         NIXA: As defined in the preamble of this Agreement and its successors and assigns.

         NIXA ASSIGNMENT OF LEASES: The Assignment of Leases and Rents, dated as of August 30, 1996, granted by Nixa to the Lender.

         NIXA FACILITY:  The "Facility" as defined under the Nixa Lease.

         NIXA GUARANTIES: Collectively, the "Guaranties" as defined under the Nixa Lease.

         NIXA INDEMNIFIED MATTERS:  As defined in Section 24 of this Agreement.

         NIXA INDEMNITEE:  As defined in Section 24 of this Agreement.

         NIXA INDEMNITOR:  As defined in Section 24 of this Agreement.

         NIXA LEASE: The Facility Lease Agreement, dated as of August 30, 1996, as amended, by and between Nixa and BCC-Nixa.

         NIXA LEASE DOCUMENTS: Collectively, the "Lease Documents" as defined under the Nixa Lease.

         NIXA PLEDGE AGREEMENT: The Pledge Agreement as defined in the Nixa
Lease.

         NOTE:  As defined in the preamble of this Agreement.

         PLEDGE AGREEMENTS: Collectively, the Hermitage Pledge Agreement, the Lebanon Care Pledge Agreement, the Lebanon Park Pledge Agreement, the Mt. Vernon Pledge Agreement, the Nixa Pledge Agreement, the Springfield Pledge Agreement and the West Park Pledge Agreement.




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
         PURCHASER: As defined in the preamble of this Agreement and its successors and assigns.

         REQUIRED LEASE GUARANTIES:  As defined in Section 28 of this Agreement.

         REQUIRED LOAN GUARANTIES:  As defined in Section 28 of this Agreement.

         REQUIRED PREPAYMENT:  As defined in Section 28 of this Agreement.

         SHAREHOLDERS:   As defined in Section 38 of this Agreement.

         SPRINGFIELD: As defined in the preamble of this Agreement and its successors and assigns.

         SPRINGFIELD ASSIGNMENT OF LEASES: The Assignment of Leases and Rents, dated as of August 30, 1996, granted by National Care Centers-Springfield to the Lender.

         SPRINGFIELD FACILITY: The "Facility" as defined under the Springfield Lease.

         SPRINGFIELD GUARANTIES: Collectively, the "Guaranties" as defined under the Springfield Lease.

         SPRINGFIELD INDEMNIFIED MATTERS: As defined in Section 25 of this Agreement.

         SPRINGFIELD INDEMNITEE:  As defined in Section 25 of this Agreement.

         SPRINGFIELD INDEMNITOR:  As defined in Section 25 of this Agreement.

         SPRINGFIELD LEASE: That certain Facility Lease Agreement, dated as of August 30, 1996, as amended, by and between National Care Centers-Springfield and BCC-Springfield.

         SPRINGFIELD LEASE DOCUMENTS: Collectively, the "Lease Documents" as defined under the Springfield Lease.

         SPRINGFIELD PLEDGE AGREEMENT: The Pledge Agreement as defined under the Springfield Lease.

         TRANSACTION DOCUMENTS: Collectively, the BCC/CHC Purchase Agreement and all other documents and instruments now or hereafter executed and/or delivered in connection with the BCC/CHC Lease Assignments, including, without limitation, all documents required by the Lender to be executed and delivered to the Lender as a condition of its consent to the BCC/CHC Lease Assignments, including, without limitation, the Required Lease Guaranties and the Required Loan Guaranties.



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
         WAKEFIELD:   As defined in Section 38 of this Agreement.

         WEST PARK ASSIGNMENT OF LEASES: The Assignment of Leases and Rents, dated as of August 30, 1996, granted by Mt. Vernon to the Lender.

         WEST PARK FACILITY: The "Facility" as defined under the West Park
Lease.

         WEST PARK GUARANTIES: Collectively, the "Guaranties" as defined under the West Park Lease.

         WEST PARK INDEMNIFIED MATTERS: As defined in Section 26 of this Agreement.

         WEST PARK INDEMNITEE:  As defined in Section 26 of this Agreement.

         WEST PARK INDEMNITOR:  As defined in Section 26 of this Agreement.

         WEST PARK LEASE: The Facility Lease Agreement, dated as of August 30, 1996, as amended, by and between Mt. Vernon and BCC-Mt. Vernon Park West.

         WEST PARK LEASE DOCUMENTS: Collectively, the "Lease Documents" as defined under the West Park Lease.

         WEST PARK PLEDGE AGREEMENT: The Pledge Agreement as defined under the West Park Lease.

         2. REPRESENTATIONS BY THE BORROWERS: The Borrowers hereby represent and warrant to the CHC Lessees and the Lender that:

        A. To the best knowledge and belief of the Borrowers, there is no default by any of the Hawthorn Subsidiaries or any of the Balanced Care Lessees now existing under any of the BCC Missouri Lease Documents and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the BCC Missouri Lease Documents or which has given rise to a current dispute between any of the Hawthorn Subsidiaries and any Balanced Care Lessee. No notices of default have been sent to any Balanced Care Lessee or received by any Hawthorn Subsidiary relating to any such default which, as of the date hereof, remains uncured or has not been waived. None of the BCC Missouri Lease Documents are presently in arbitration or litigation and, to the best knowledge and belief of the Borrowers, none of the Balanced Care Lessees, as of the date hereof, has any charge, lien, claim or offset under the BCC Missouri Lease Documents or otherwise against the Rent or other amounts due or to become due under the BCC Missouri Lease Documents.


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
        B. Other than BCC/CHC Lease Assignments, the Hawthorn Subsidiaries have received no written notice of, and have no actual knowledge of, any purported assignment, hypothecation, subletting, pledge or other transfer of any tenant's interest under any of the BCC Missouri Lease Documents.

         C. Each Borrower is duly authorized to make and enter into this Agreement. This Agreement has been duly executed and delivered by each Borrower, and is a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms.

         D. The execution, delivery and performance of this Agreement and the consummation of the transactions hereby contemplated shall not result in any breach of, or constitute a default under, or result in the acceleration of, or constitute an event which, with the giving of notice or the passage of time, or both, could result in default or acceleration of any obligation of any Borrower under any of the Permits or Contracts or any other contract, mortgage, lien, lease, agreement, instrument, franchise, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which any Borrower is a party or by which any Borrower or all or any portion of the Mortgaged Property may be bound or affected.

         E. Except as already obtained or filed, as the case may be, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition of the execution and delivery of this Agreement by any of the Borrowers and the performance of such Borrower's obligations hereunder or as a condition to the validity (assuming the due authorization, execution and delivery of this Agreement by all other parties hereto) and enforceability of this Agreement.

         F. Other than in the Loan Documents, the Hawthorn Subsidiaries have not assigned, hypothecated, sublet, pledged or otherwise transferred any landlord's interest under any of the BCC Missouri Lease Documents.

         3. REPRESENTATIONS BY THE BALANCED CARE LESSEES: The Balanced Care Lessees hereby represent and warrant to the Hawthorn Subsidiaries, the CHC Lessees and the Lender that:

        A. The Balanced Care Lessees are the current holders of all of the tenants' right, title and interest under the BCC Missouri Lease Documents, and none of the Balanced Care Lessees has assigned, hypothecated, pledged or otherwise transferred all or any portion of their interests under any of the BCC Missouri Lease Documents.

        B. There exists no default by any landlord or any tenant now existing under any of the BCC Missouri Lease Documents, nor have any notices of default been sent to any landlord or received by any of the Balanced Care Lessees relating to any such default which, as of the date hereof, remains uncured or has not been waived, and, to the best knowledge and belief of the Balanced Care Lessees, there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the BCC Missouri Lease Documents or which has given rise to a current dispute between any landlord and any tenant thereunder. None of the BCC Missouri Lease Documents are presently in arbitration or litigation and none of the Balanced Care Lessees, as of the date hereof, has any charge, lien, claim or offset under the BCC Missouri Lease Documents or otherwise against the Rent or other amounts due or to become due under the BCC Missouri Lease Documents.

        C. Except for the Assignments of Leases and the Omnibus Assignment of Contracts, the Balanced Care Lessees have received no written notice of, and have no actual knowledge of, any purported assignment, hypothecation, subletting, pledge or other transfer of the landlords' interests under the BCC Missouri Lease Documents.

         D. Each Balanced Care Lessee is duly authorized to make and enter into this Agreement and to carry out the transactions contemplated in and under the Transaction Documents. This Agreement and each Transaction Document to which any Balanced Care Lessee is a party have been duly executed and delivered by such Balanced Care Lessee, and each is a legal, valid and binding obligation of such Balanced Care Lessee, enforceable in accordance with its terms.

         E. The execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the transactions thereby contemplated shall not result in any breach of, or constitute a default under, or result in the acceleration of, or constitute an event which, with the giving of notice or the passage of time, or both, could result in default or acceleration of any obligation of any Balanced Care Lessee under any permit, contract, mortgage, lien, lease, agreement, instrument, franchise, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which any Balanced Care Lessee is a party or by which any Balanced Care Lessee or all or any portion of the Mortgaged Property may be bound or affected and do not violate or contravene any Legal Requirement.

         F. Except as already obtained or filed, as the case may be, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition of, the execution and delivery of this Agreement or any of the Transaction Documents by any Balanced Care Lessee and the performance of such Balanced Care Lessee's obligations thereunder or as a condition to the validity (assuming the due authorization, execution and delivery of this Agreement and the Transaction Documents by all other applicable parties thereto) and enforceability of this Agreement and/or the Transaction Documents.

         4. REPRESENTATIONS BY THE BALANCED CARE GUARANTORS: The Balanced Care Guarantors hereby represent and warrant to the Hawthorn Subsidiaries, the CHC Lessees and the Lender that:

         A. Each Balanced Care Guarantor is duly authorized to make and enter into this Agreement and to carry out the transactions contemplated in and under this Agreement and the Transaction Documents. This Agreement and each Transaction Document to which any Balanced Care Guarantor is a party have been duly executed and delivered by such Balanced Care Guarantor, and each is a legal, valid and binding obligation of such Balanced Care Guarantor, enforceable in accordance with its terms.

         B. The execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the transactions thereby contemplated shall not result in any breach of, or constitute a default under, or result in the acceleration of, or constitute an event which, with the giving of notice or the passage of time, or both, could result in default or acceleration of any obligation of any Balanced Care Guarantor under any permit, contract, mortgage, lien, lease, agreement, instrument, franchise, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which such Balanced Care Guarantor is a party or by which such Balanced Care Guarantor may be bound and do not violate or contravene any Legal Requirement.

         C. Except as already obtained or filed, as the case may be, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition of the execution and delivery of this Agreement or any of the Transaction Documents by any Balanced Care Guarantor and the performance of such Balanced Care Guarantor's obligations thereunder or as a condition to the validity (assuming the due authorization, execution and delivery of this Agreement and the Transaction Documents by all other applicable parties thereto) and enforceability of this Agreement and/or the Transaction Documents.

         D. Balanced Care has delivered true and correct copies of the Loan Documents and the BCC Missouri Lease Documents to CHC.

         5. REPRESENTATIONS BY THE CHC LESSEES AND KILGORE: The CHC Lessees and Kilgore hereby represent and warrant to the Lender, the Hawthorn Subsidiaries, the Balanced Care Lessees and the Balanced Care Guarantors that:

         A. Each CHC Lessee is a nonprofit corporation duly organized, validly existing and in good standing under the laws of the State of Missouri. Each CHC Lessee has all requisite corporate power to own and operate its properties and to carry on its purpose as now conducted and as proposed to be conducted (under the BCC Missouri Lease Documents, subsequent to the consummation of the BCC/CHC Lease Assignments) and is duly qualified to transact business and is in good standing in each jurisdiction where such qualification is necessary or desirable in order to carry out its purpose as presently conducted and as proposed to be conducted. As of the date of this Agreement, none of the CHC Lessees has any Subsidiaries and none of the CHC Lessees is a member of any partnership or joint venture.
CHC is the sole member of each of the CHC Lessees.

         B. Each CHC Lessee is duly authorized to make and enter into this Agreement and to carry out the transactions contemplated in and under this Agreement, the BCC Missouri Lease Documents and the Transaction Documents. This Agreement and each Transaction Document to which any CHC Lessee is a party have been duly executed and delivered by such CHC Lessee, and each is a legal, valid and binding obligation of such CHC Lessee, enforceable in accordance with its terms.

         C. The execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the transactions thereby contemplated shall not result in any breach of, or constitute a default under, or result in the acceleration of, or constitute an event which, with the giving of notice or the passage of time, or both, could result in default or acceleration of any obligation of any member of the CHC Group under any of the Permits or Contracts or any other contract, mortgage, lien, lease, agreement, instrument, franchise, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which any member of the CHC Group is a party or by which any member of the CHC Group or all or any portion of the Mortgaged Property may be bound or affected and do not violate or contravene any Legal Requirement.

         D. Except as already obtained or filed, as the case may be, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition of the execution and delivery of this Agreement or any of the Transaction Documents by any member of the CHC Group and the performance of such member's obligations thereunder or as a condition to the validity (assuming the due authorization, execution and delivery of this Agreement and the Transaction Documents by all other applicable parties thereto) and enforceability of this Agreement and/or the Transaction Documents and, subject to the terms of the Intercreditor Agreement, the first priority of any Liens granted by the CHC Lessees under the BCC Missouri Lease Documents (by virtue of the BCC/CHC Lease Assignments), except the filing of financing statements with appropriate Governmental Authorities.

         E. Each member of the CHC Group is financially solvent and there are no actions, suits, investigations or proceedings including, without limitation, outstanding federal or state tax liens, garnishments or insolvency or bankruptcy proceedings, pending or, to the best of knowledge and belief of the CHC Lessees and Kilgore, threatened:

                  (i) against or affecting any member of the CHC Group, which if adversely resolved to such member of the CHC Group, would materially adversely affect the ability of any of the foregoing to perform their respective obligations under this Agreement or any of the Transaction Documents; or

                  (ii) which may involve or affect the validity, priority or enforceability of this Agreement or any of the Transaction Documents, at law or in equity, or before or by any arbitrator or Governmental Authority.

         F. No member of the CHC Group is a party to any agreement the terms of which now have, or, as far as can be reasonably foreseen, may have, a material adverse affect on its respective financial condition or business or on the operation of the Mortgaged Property.

         G. After giving effect to the consummation of the transactions contemplated by this Agreement and the Transaction Documents, each member of the CHC Group:

                  (i) will be able to pay its debts as they become due;

                  (ii) will have sufficient funds and capital to carry on its business as now conducted or as contemplated to be conducted (in accordance with the terms of the BCC Missouri Lease Documents);

                  (iii) will own property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts as they become due; and

                  (iv) will not be rendered insolvent as determined by applicable law.

         H. No member of the CHC Group is delinquent or claimed to be delinquent under any obligation for the payment of borrowed money.

         I. None of the CHC Lessees has created, incurred, guaranteed, endorsed, assumed or suffered to exist any liability (whether direct or contingent) for borrowed money from any member of the CHC Group or any other Affiliate that is not fully subordinated to the BCC Missouri Lease Obligations pursuant to the Affiliated Party Subordination Agreements.

         J. The financial statements of any member of the CHC Group given to the Lender in connection with the execution and delivery of this Agreement were true, complete and accurate, in all material respects, and fairly presented the financial condition of each such member of the CHC Group as of the date thereof and for the periods covered thereby, having been prepared in accordance with GAAP, except as reflected in the notes thereto and such financial statements disclosed all liabilities, including, without limitation, contingent liabilities, of each such member of the CHC Group. There has been no material adverse change since such date with respect to the tangible net worth of any member of the CHC Group or with respect to any other matters contained in such financial statements, nor have any additional material liabilities, including, without limitation, contingent liabilities, of any member of the CHC Group arisen or been incurred or asserted since such date.

         K. Neither this Agreement, nor any of the Transaction Documents, nor any certificate, agreement, statement or other document, including, without limitation, any financial statements concerning the financial condition of any member of the CHC Group, furnished to or to be furnished to the Lender or any of its attorneys in connection with the transactions contemplated by this Agreement or any of the Transaction Documents, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to prevent all statements contained herein and therein from being misleading in any material respect. There is no fact within the special knowledge of any member of the CHC Group which has not been disclosed herein or in writing to the Lender that materially adversely affects, or in the future, insofar as the CHC Lessees can reasonably foresee, may materially adversely affect the business, properties, assets or condition, financial or otherwise, of any member of the CHC Group or the Mortgaged Property.

         L. There are no Management Agreements in force and effect as of the date hereof, except the Cornerstone Management Agreements.

         6. ASSIGNMENT BY BCC-HERMITAGE: BCC-Hermitage hereby assigns, transfers, sets over and conveys to CHC-Hermitage all of BCC-Hermitage's right, title and interest in, to and under the Hermitage Lease and the other Hermitage Lease Documents, including, without limitation, the documents listed on EXHIBIT A attached hereto and incorporated herein by reference; but, excluding, however, the Hermitage Pledge Agreement.

         7. ASSIGNMENT BY BCC-LEBANON CARE: BCC-Lebanon Care hereby assigns, transfers, sets over and conveys to CHC-Lebanon North all of BCC-Lebanon Care's right, title and interest in, to and under the Lebanon Care Lease and the other Lebanon Care Lease Documents, including, without limitation, the documents listed on EXHIBIT B attached hereto and incorporated herein by reference; but, excluding, however, the Lebanon Care Pledge Agreement.

         8. ASSIGNMENT BY BCC-LEBANON PARK: BCC-Lebanon Park hereby assigns, transfers, sets over and conveys to CHC-Lebanon South all of BCC-Lebanon Park's right, title and interest in, to and under the Lebanon Park Lease and the other Lebanon Park Lease Documents, including, without limitation, the documents listed on EXHIBIT C attached hereto and incorporated herein by reference; but, excluding, however, the Lebanon Park Pledge Agreement.

         9. ASSIGNMENT BY BCC-MT VERNON PARK: BCC-Mt. Vernon Park hereby assigns, transfers, sets over and conveys to CHC-Springfield West all of BCC-Mt.

Vernon Park's right, title and interest in, to and under the Mt.Vernon Lease and the other Mt.Vernon Lease Documents, including, without limitation, the documents listed on EXHIBIT D attached hereto and incorporated herein by reference; but, excluding, however, the Mt. Vernon Pledge Agreement.

         10. ASSIGNMENT BY BCC-NIXA: BCC-Nixa hereby assigns, transfers, sets over and conveys to CHC-Nixa all of BCC-Nixa's right, title and interest in, to and under the Nixa Lease and the other Nixa Lease Documents, including, without limitation, the documents listed on EXHIBIT E attached hereto and incorporated herein by reference; but, excluding, however, the Nixa Pledge Agreement.

         11. ASSIGNMENT BY BCC-SPRINGFIELD: BCC-Springfield hereby assigns, transfers, sets over and conveys to CHC-Springfield East all of BCC-Springfield's right, title and interest in, to and under the Springfield Lease and the other Springfield Lease Documents, including, without limitation, the documents listed on EXHIBIT F attached hereto and incorporated herein by reference; but, excluding, however, the Springfield Pledge Agreement.

         12. ASSIGNMENT BY BCC-MT. VERNON WEST: BCC-Mt. Vernon West hereby assigns, transfers, sets over and conveys to CHC-Springfield West Park all of BCC-Mt. Vernon West's right, title and interest in, to and under the West Park Lease and the other West Park Lease Documents, including, without limitation, the documents listed on EXHIBIT G attached hereto and incorporated herein by reference; but, excluding, however, the West Park Pledge Agreement.

         13. ASSUMPTION BY CHC-HERMITAGE: CHC-Hermitage does hereby assume and agree to perform all of BCC-Hermitage's obligations with respect to the Hermitage Lease and the other Hermitage Lease Documents (excluding, however, the Hermitage Pledge Agreement) accruing from and after the date hereof. BCC-Hermitage shall remain liable for all of BCC-Hermitage's obligations with respect to the Hermitage Lease and the other Hermitage Lease Documents accruing prior to the date hereof.

         14. ASSUMPTION BY CHC-LEBANON NORTH: CHC-Lebanon North does hereby assume and agree to perform all of BCC-Lebanon Care's obligations with respect to the Lebanon Care Lease and the other Lebanon Care Lease Documents (excluding, however, the Lebanon Care Pledge Agreement) accruing from and after the date hereof. BCC-Lebanon Care shall remain liable for all of BCC-Lebanon Care's obligations with respect to the Lebanon Care Lease and the other Lebanon Care Lease Documents accruing prior to the date hereof.

         15. ASSUMPTION BY CHC-LEBANON SOUTH: CHC-Lebanon South does hereby assume and agree to perform all of BCC-Lebanon Park's obligations with respect to the Lebanon Park Lease and the other Lebanon Park Lease Documents (excluding, however, the Lebanon Park Pledge Agreement) accruing from and after the date hereof. BCC-Lebanon Park shall remain liable for all of BCC-Lebanon Park's obligations with respect to the Lebanon Park Lease and the other Lebanon Park Lease Documents accruing prior to the date hereof.

         16. ASSUMPTION BY CHC-SPRINGFIELD WEST: CHC-Springfield West does hereby assume and agree to perform all of BCC-Mt. Vernon Park's obligations with respect to the Mt. Vernon Lease and the other Mt. Vernon Lease Documents (excluding, however, the Mt. Vernon Pledge Agreement) accruing from and after the date hereof. BCC-Mt. Vernon Park shall remain liable for all of BCC-Mt. Vernon Park's obligations with respect to the Mt. Vernon Lease and the other Mt. Vernon Lease Documents accruing prior to the date hereof.

         17. ASSUMPTION BY CHC-NIXA: CHC-Nixa does hereby assume and agree to perform all of BCC-Nixa's obligations with respect to the Nixa Lease and the other Nixa Lease Documents (excluding, however, the Nixa Pledge Agreement) accruing from and after the date hereof. BCC-Nixa shall remain liable for all of BCC-Nixa's obligations with respect to the Nixa Lease and the other Nixa Lease Documents accruing prior to the date hereof.

         18. ASSUMPTION BY CHC-SPRINGFIELD EAST: CHC-Springfield East does hereby assume and agree to perform all of BCC-Springfield's obligations with respect to the Springfield Lease and the other Springfield Lease Documents (excluding, however, the Springfield Pledge Agreement) accruing from and after the date hereof. BCC-Springfield shall remain liable for all of BCC-Springfield's obligations with respect to the Springfield Lease and the other Springfield Lease Documents accruing prior to the date hereof.

         19. ASSUMPTION BY CHC-SPRINGFIELD WEST PARK: CHC-Springfield West Park does hereby assume and agree to perform all of BCC-Mt. Vernon West's obligations with respect to the West Park Lease and the other West Park Lease Documents (excluding, however, the West Park Pledge Agreement) accruing from and after the date hereof. BCC-Mt. Vernon West shall remain liable for all of BCC-Mt. Vernon West's obligations with respect to the West Park Lease and the other West Park Lease Documents accruing prior to the date hereof.

         20. HERMITAGE INDEMNIFICATION: BCC-Hermitage and CHC-Hermitage agree to protect, indemnify, defend and hold harmless each other from and against any and all of the following matters (collectively, the "Hermitage Indemnified Matters"): claims, demands, actions, lawsuits, proceedings, judgments, liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees and costs) directly or indirectly arising out of or related to any breach or default in such party's obligations under Section 13 of this Agreement and the enforcement of the provisions of this Section. BCC-Hermitage and CHC-Hermitage each agree to promptly notify the other in writing upon learning of any such claim or cause of action.

         In the event that any action, suit or proceeding is brought against either BCC-Hermitage or CHC-Hermitage (the "Hermitage Indemnitee") with respect to any Hermitage Indemnified Matter, the action, suit or proceeding shall, at the written election made by the other party (the "Hermitage Indemnitor") within fifteen (15) Business Days after the Hermitage Indemnitor's receipt of written notice of the commencement of such action, suit or proceeding, be defended by the Hermitage Indemnitor (including all proceedings on appeal or for review in connection therewith) at the Hermitage Indemnitor's expense and liability. Pending the Hermitage Indemnitor's election hereunder, the Hermitage Indemnitee shall have the right to employ its own counsel to file a request for an extension of time to file an answer, or to file an answer if the Hermitage Indemnitor fails to have its counsel file an answer within three (3) Business Days prior to the expiration of the period within which an answer must be filed, as such period may be extended. The Hermitage Indemnitee shall have the right to employ its own counsel, for the duration of such action, suit or proceeding, but the fees and expenses of such counsel shall be at the expense of the Hermitage Indemnitee unless the Hermitage Indemnitor has not elected within the required time period to defend any such action, suit or proceeding, or unless the actions or inactions by counsel retained by the Hermitage Indemnitor appear reasonably likely to result in a judgment against the Hermitage Indemnitee because of a failure to defend the action in a reasonably prudent manner (the burden to prove the same by a preponderance of the evidence to rest with the Hermitage Indemnitee), in which event the Hermitage Indemnitor shall pay such counsel's fees and expenses. The Hermitage Indemnitor shall keep the Hermitage Indemnitee reasonably informed of any action, suit or proceeding at all stages thereof, whether or not it is represented by its own counsel. The provisions of this Section shall not impair, limit, restrict, abridge or reduce the respective indemnification obligations of Balanced Care, the Balanced Care Entities and the CHC Group pursuant to the Asset Purchase Agreement and the Transaction Documents.

         The provisions of this Section shall survive the Closing of the transactions contemplated by this Agreement.

         21. LEBANON CARE INDEMNIFICATION: BCC-Lebanon Care and CHC-Lebanon North agree to protect, indemnify, defend and hold harmless each other from and against any and all of the following matters (collectively, the "Lebanon Care Indemnified Matters"): claims, demands, actions, lawsuits, proceedings, judgments, liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees and costs) directly or indirectly arising out of or related to any breach or default in such party's obligations under Section 14 of this Agreement and the enforcement of the provisions of this Section. BCC-Lebanon Care and CHC-Lebanon North each agree to promptly notify the other in writing upon learning of any such claim or cause of action.

         In the event that any action, suit or proceeding is brought against either BCC-Lebanon Care or CHC-Lebanon North (the "Lebanon Care Indemnitee") with respect to any Lebanon Care Indemnified Matter, the action, suit or proceeding shall, at the written election made by the other party (the "Lebanon Care Indemnitor") within fifteen (15) Business Days after the Lebanon Care Indemnitor's receipt of written notice of the commencement of such action, suit or proceeding, be defended by the Lebanon Care Indemnitor (including all proceedings on appeal or for review in connection therewith) at the Lebanon Care Indemnitor's expense and liability. Pending the Lebanon Care Indemnitor's election hereunder, the Lebanon Care Indemnitee shall have the right to employ its own counsel to file a request for an extension of time to file an answer, or to file an answer if the Lebanon Care Indemnitor fails to have its counsel file an answer within three (3) Business Days prior to the expiration of the period within which an answer must be filed, as such period may be extended. The Lebanon Care Indemnitee shall have the right to employ its own counsel, for the duration of such action, suit or proceeding, but the fees and expenses of such counsel shall be at the expense of the Lebanon Care Indemnitee unless the Lebanon Care Indemnitor has not elected within the required time period to defend any such action, suit or proceeding, or unless the actions or inactions by counsel retained by the Lebanon Care Indemnitor appear reasonably likely to result in a judgment against the Lebanon Care Indemnitee because of a failure to defend the action in a reasonably prudent manner (the burden to prove the same by a preponderance of the evidence to rest with the Lebanon Care Indemnitee), in which event the Lebanon Care Indemnitor shall pay such counsel's fees and expenses. The Lebanon Care Indemnitor shall keep the Lebanon Care Indemnitee reasonably informed of any action, suit or proceeding at all stages thereof, whether or not it is represented by its own counsel. The provisions of this Section shall not impair, limit, restrict, abridge or reduce the respective indemnification obligations of Balanced Care, the Balanced Care Entities and the CHC Group pursuant to the Asset Purchase Agreement and the Transaction Documents.

         The provisions of this Section shall survive the Closing of the transactions contemplated by this Agreement.

         22. LEBANON PARK INDEMNIFICATION: BCC-Lebanon Park and CHC-Lebanon South agree to protect, indemnify, defend and hold harmless each other from and against any and all of the following matters (collectively, the "Lebanon Park Indemnified Matters"): claims, demands, actions, lawsuits, proceedings, judgments, liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees and costs) directly or indirectly arising out of or related to any breach or default in such party's obligations under Section 15 of this Agreement and the enforcement of the provisions of this Section. BCC-Lebanon Park and CHC-Lebanon South each agree to promptly notify the other in writing upon learning of any such claim or cause of action.

         In the event that any action, suit or proceeding is brought against either BCC-Lebanon Park or CHC-Lebanon South (the "Lebanon Park Indemnitee") with respect to any Lebanon Park Indemnified Matter, the action, suit or proceeding shall, at the written election made by the other party (the "Lebanon Park Indemnitor") within fifteen (15) Business Days after the Lebanon Park Indemnitor's receipt of written notice of the commencement of such action, suit or proceeding, be defended by the Lebanon Park Indemnitor (including all proceedings on appeal or for review in connection therewith) at the Lebanon Park Indemnitor's expense and liability. Pending the Lebanon Park Indemnitor's election hereunder, the Lebanon Park Indemnitee shall have the right to employ its own counsel to file a request for an extension of time to file an answer, or to file an answer if the Lebanon Park Indemnitor fails to have its counsel file an answer within three (3) Business Days prior to the expiration of the period within which an answer must be filed, as such period may be extended. The Lebanon Park Indemnitee shall have the right to employ its own counsel, for the duration of such action, suit or proceeding, but the fees and expenses of such counsel shall be at the expense of the Lebanon Park Indemnitee unless the Lebanon Park Indemnitor has not elected within the required time period to defend any such action, suit or proceeding, or unless the actions or inactions by counsel retained by the Lebanon Park Indemnitor appear reasonably likely to result in a judgment against the Lebanon Park Indemnitee because of a failure to defend the action in a reasonably prudent manner (the burden to prove the same by a preponderance of the evidence to rest with the Lebanon Park Indemnitee), in which event the Lebanon Park Indemnitor shall pay such counsel's fees and expenses. The Lebanon Park Indemnitor shall keep the Lebanon Park Indemnitee reasonably informed of any action, suit or proceeding at all stages thereof, whether or not it is represented by its own counsel. The provisions of this Section shall not impair, limit, restrict, abridge or reduce the respective indemnification obligations of Balanced Care, the Balanced Care Entities and the CHC Group pursuant to the Asset Purchase Agreement and the Transaction Documents.

         The provisions of this Section shall survive the Closing of the transactions contemplated by this Agreement.

         23. MT. VERNON INDEMNIFICATION: BCC-Mt. Vernon Park and CHC-Springfield West agree to protect, indemnify, defend and hold harmless each other from and against any and all of the following matters (collectively, the "Mt. Vernon Indemnified Matters"): claims, demands, actions, lawsuits, proceedings, judgments, liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees and costs) directly or indirectly arising out of or related to any breach or default in such party's obligations under Section 16 of this Agreement and the enforcement of the provisions of this Section. BCC-Mt. Vernon Park and CHC-Springfield West each agree to promptly notify the other in writing upon learning of any such claim or cause of action.

         In the event that any action, suit or proceeding is brought against either BCC-Mt. Vernon Park or CHC-Springfield West (the "Mt. Vernon Indemnitee") with respect to any Mt. Vernon Indemnified Matter, the action, suit or proceeding shall, at the written election made by the other party (the "Mt. Vernon Indemnitor") within fifteen (15) Business Days after the Mt. Vernon Indemnitor's receipt of written notice of the commencement of such action, suit or proceeding, be defended by the Mt. Vernon Indemnitor (including all proceedings on appeal or for review in connection therewith) at the Mt. Vernon Indemnitor's expense and liability. Pending the Mt. Vernon Indemnitor's election hereunder, the Mt. Vernon Indemnitee shall have the right to employ its own counsel to file a request for an extension of time to file an answer, or to file an answer if the Mt. Vernon Indemnitor fails to have its counsel file an answer within three (3) Business Days prior to the expiration of the period within which an answer must be filed, as such period may be extended. The Mt. Vernon Indemnitee shall have the right to employ its own counsel, for the duration of such action, suit or proceeding, but the fees and expenses of such counsel shall be at the expense of the Mt. Vernon Indemnitee unless the Mt. Vernon Indemnitor has not elected within the required time period to defend any such action, suit or proceeding, or unless the actions or inactions by counsel retained by the Mt. Vernon Indemnitor appear reasonably likely to result in a judgment against the Mt. Vernon Indemnitee because of a failure to defend the action in a reasonably prudent manner (the burden to prove the same by a preponderance of the evidence to rest with the Mt. Vernon Indemnitee), in which event the Mt. Vernon Indemnitor shall pay such counsel's fees and expenses. The Mt. Vernon Indemnitor shall keep the Mt. Vernon Indemnitee reasonably informed of any action, suit or proceeding at all stages thereof, whether or not it is represented by its own counsel. The provisions of this Section shall not impair, limit, restrict, abridge or reduce the respective indemnification obligations of Balanced Care, the Balanced Care Entities and the CHC Group pursuant to the Asset Purchase Agreement and the Transaction Documents.

         The provisions of this Section shall survive the Closing of the transactions contemplated by this Agreement.

         24. NIXA INDEMNIFICATION: BCC-Nixa and CHC-Nixa agree to protect, indemnify, defend and hold harmless each other from and against any and all of the following matters (collectively, the "Nixa Indemnified Matters"): claims, demands, actions, lawsuits, proceedings, judgments, liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees and costs) directly or indirectly arising out of or related to any breach or default in such party's obligations under Section 17 of this Agreement and the enforcement of the provisions of this Section. BCC-Nixa and CHC-Nixa each agree to promptly notify the other in writing upon learning of any such claim or cause of action.

         In the event that any action, suit or proceeding is brought against either BCC-Nixa or CHC-Nixa (the "Nixa Indemnitee") with respect to any Nixa Indemnified Matter, the action, suit or proceeding shall, at the written election made by the other party (the "Nixa Indemnitor") within fifteen (15) Business Days after the Nixa Indemnitor's receipt of written notice of the commencement of such action, suit or proceeding, be defended by the Nixa Indemnitor (including all proceedings on appeal or for review in connection therewith) at the Nixa Indemnitor's expense and liability. Pending the Nixa Indemnitor's election hereunder, the Nixa Indemnitee shall have the right to employ its own counsel to file a request for an extension of time to file an answer, or to file an answer if the Nixa Indemnitor fails to have its counsel file an answer within three (3) Business Days prior to the expiration of the period within which an answer must be filed, as such period may be extended. The Nixa Indemnitee shall have the right to employ its own counsel, for the duration of such action, suit or proceeding, but the fees and expenses of such counsel shall be at the expense of the Nixa

Indemnitee unless the Nixa Indemnitor has not elected within the required time period to defend any such action, suit or proceeding, or unless the actions or inactions by counsel retained by the Nixa Indemnitor appear reasonably likely to result in a judgment against the Nixa Indemnitee because of a failure to defend the action in a reasonably prudent manner (the burden to prove the same by a preponderance of the evidence to rest with the Nixa Indemnitee), in which event the Nixa Indemnitor shall pay such counsel's fees and expenses. The Nixa Indemnitor shall keep the Nixa Indemnitee reasonably informed of any action, suit or proceeding at all stages thereof, whether or not it is represented by its own counsel. The provisions of this Section shall not impair, limit, restrict, abridge or reduce the respective indemnification obligations of Balanced Care, the Balanced Care Entities and the CHC Group pursuant to the Asset Purchase Agreement and the Transaction Documents.

         The provisions of this Section shall survive the Closing of the transactions contemplated by this Agreement.

         25. SPRINGFIELD INDEMNIFICATION: BCC-Springfield and CHC-Springfield East agree to protect, indemnify, defend and hold harmless each other from and against any and all of the following matters (collectively, the "Springfield Indemnified Matters"): claims, demands, actions, lawsuits, proceedings, judgments, liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees and costs) directly or indirectly arising out of or related to any breach or default in such party's obligations under Section 18 of this Agreement and the enforcement of the provisions of this Section. BCC-Springfield and CHC-Springfield East each agree to promptly notify the other in writing upon learning of any such claim or cause of action.

         In the event that any action, suit or proceeding is brought against either BCC-Springfield and CHC-Springfield East (the "Springfield Indemnitee") with respect to any Indemnified Matter, the action, suit or proceeding shall, at the written election made by the other party (the "Springfield Indemnitor") within fifteen (15) Business Days after the Springfield Indemnitor's receipt of written notice of the commencement of such action, suit or proceeding, be defended by the Springfield Indemnitor (including all proceedings on appeal or for review in connection therewith) at the Springfield Indemnitor's expense and liability. Pending the Springfield Indemnitor's election hereunder, the Springfield Indemnitee shall have the right to employ its own counsel to file a request for an extension of time to file an answer, or to file an answer if the Springfield Indemnitor fails to have its counsel file an answer within three (3) Business Days prior to the expiration of the period within which an answer must be filed, as such period may be extended. The Springfield Indemnitee shall have the right to employ its own counsel, for the duration of such action, suit or proceeding, but the fees and expenses of such counsel shall be at the expense of the Springfield Indemnitee unless the Springfield Indemnitor has not elected within the required time period to defend any such action, suit or proceeding, or unless the actions or inactions by counsel retained by the Springfield Indemnitor appear reasonably likely to result in a judgment against the Springfield Indemnitee because of a failure to defend the action in a reasonably prudent manner (the burden to prove the same by a preponderance of the evidence to rest with the Springfield Indemnitee), in which event the Springfield Indemnitor shall pay such counsel's fees and expenses. The Springfield Indemnitor shall keep the Springfield Indemnitee reasonably informed of any action, suit or proceeding at all stages thereof, whether or not it is represented by its own counsel. The provisions of this Section shall not impair, limit, restrict, abridge or reduce the respective indemnification obligations of Balanced Care, the Balanced Care Entities and the CHC Group pursuant to the Asset Purchase Agreement and the Transaction Documents.

         The provisions of this Section shall survive the Closing of the transactions contemplated by this Agreement.

         26. WEST PARK INDEMNIFICATION: BCC-Mt. Vernon West and CHC-Springfield West Park agree to protect, indemnify, defend and hold harmless each other from and against any and all of the following matters (collectively, the "West Park Indemnified Matters"): claims, demands, actions, lawsuits, proceedings, judgments, liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees and costs) directly or indirectly arising out of or related to any breach or default in such party's obligations under Section 19 of this Agreement and the enforcement of the provisions of this Section. BCC-Mt. Vernon West and CHC-Springfield West Park each agree to promptly notify the other in writing upon learning of any such claim or cause of action.

         In the event that any action, suit or proceeding is brought against either BCC-Mt. Vernon West and CHC-Springfield West Park (the "West Park Indemnitee") with respect to any West Park Indemnified Matter, the action, suit or proceeding shall, at the written election made by the other party (the "West Park Indemnitor") within fifteen (15) Business Days after the West Park Indemnitor's receipt of written notice of the commencement of such action, suit or proceeding, be defended by the West Park Indemnitor (including all proceedings on appeal or for review in connection therewith) at the West Park Indemnitor's expense and liability. Pending the West Park Indemnitor's election hereunder, the West Park Indemnitee shall have the right to employ its own counsel to file a request for an extension of time to file an answer, or to file an answer if the West Park Indemnitor fails to have its counsel file an answer within three (3) Business Days prior to the expiration of the period within which an answer must be filed, as such period may be extended. The West Park Indemnitee shall have the right to employ its own counsel, for the duration of such action, suit or proceeding, but the fees and expenses of such counsel shall be at the expense of the West Park Indemnitee unless the West Park Indemnitor has not elected within the required time period to defend any such action, suit or proceeding, or unless the actions or inactions by counsel retained by the West Park Indemnitor appear reasonably likely to result in a judgment against the West Park Indemnitee because of a failure to defend the action in a reasonably prudent manner (the burden to prove the same by a preponderance of the evidence to rest with the West Park Indemnitee), in which event the West Park Indemnitor shall pay such counsel's fees and expenses. The West Park Indemnitor shall keep the West Park Indemnitee reasonably informed of any action, suit or proceeding at all stages thereof, whether or not it is represented by its own counsel. The provisions of this Section shall not impair, limit, restrict, abridge or reduce the respective indemnification obligations of Balanced Care, the Balanced Care Entities and the CHC Group pursuant to the Asset Purchase Agreement and the Transaction Documents.

         The provisions of this Section shall survive the Closing of the transactions contemplated by this Agreement.

         27. CONSENT FROM THE BORROWERS AND THE LENDER: In consideration of the Lender agreeing to consent to the BCC/CHC Lease Assignments and as a condition precedent to the effectiveness of this Agreement, the Lender requires that prior to the consummation of the BCC/CHC Lease Assignments:

         A. An amount not less than Four Million Dollars ($4,000,000) shall be paid to the Lender to be applied toward the Hawthorn Loan (the "Required Prepayment"). Notwithstanding anything to the contrary set forth in the Loan Documents, no Prepayment Fee shall be due and payable as a consequence of the Required Prepayment.

         B. Balanced Care, CHC, CPI and Kilgore shall execute and deliver to the Lender joint and several guaranties of the Loan Obligations, pursuant to guaranties in form and substance acceptable to the Lender (collectively, the "Required Loan Guaranties").

         C. CHC, CPI and Kilgore shall execute and deliver to the Lender (in its capacity as the assignee under the Assignment of Leases) joint and several guaranties of the BCC Missouri Lease Obligations, pursuant to guaranties in form and substance acceptable to the Lender (collectively, the "Required Lease Guaranties").

         D. Balanced Care and those Affiliates that have entered into transactions with any Meditrust Entities shall have executed and delivered to the Lender and the other applicable Meditrust Entities, a cross-default agreement in form and substance acceptable to the Lender and such Meditrust Entities (the "Cross-Default Agreement"), confirming that a Loan Default under any of the Loan Documents will trigger a default under the transaction documents with such Affiliates of Balanced Care.

         Subject to the satisfaction of the conditions set forth above, the Lender hereby consents to the BCC/CHC Lease Assignments. Without limiting any of the provisions set forth in the Omnibus Assignment of Contracts, the Borrowers hereby consent to and waive any and all objections to the BCC/CHC Lease Assignments and the Lender's consent to the BCC/CHC Lease Assignments.

         28. AMENDMENT OF LOAN DOCUMENTS:

         A. AMENDMENT OF LOAN AGREEMENT. After giving effect to the BCC/CHC Lease Assignments (consummated by virtue of the execution and delivery of this Agreement and the satisfaction of the conditions set forth therein), the Hawthorn Borrowers and the Lender hereby agree that:

                  (i) Exhibit B of the Loan Agreement is hereby amended by adding the following definition immediately following the definition of Approval Date:

               ARKANSAS OFFICE: 5305 Village Parkway, Suite 12, Rogers, Arkansas 72758

                  (ii) The definition of "Borrowing Group" set forth in Exhibit B of the Loan Agreement is hereby deleted in its entirety and is restated to read as follows:

                           BORROWING GROUP: Collectively, the Borrowers, any
                  guarantor of the Loan Obligations, any Lessee, any Lease Guarantor, any Manager, CHC-Missouri and CHC-Personnel.

                  (iii) The definitions "Current Manager," "Current Management Agreement" and "Current Manager's Principal Place of Business" set forth in Exhibit B of the Loan Agreement are hereby deleted in their entirety and all references in the Loan Agreement to such terms are hereby deleted in their entirety.

                  (iv) Exhibit B of the Loan Agreement is hereby amended by adding the following definitions immediately following the definition of "Champus":

                                    CHC: Christian Health Care, Inc., an
                           Arkansas nonprofit corporation and its respective successors and assigns.

                                    CHC/BCC ASSET PURCHASE AGREEMENT: That
                           certain Asset Purchase Agreement, dated as of October 15, 1999, as amended, by and among Balanced Care (on behalf of itself and certain subsidiaries) and CHC-Missouri.

                                    CHC/BCC ASSET PURCHASE DOCUMENTS:
                           Collectively, the CHC/BCC Asset Purchase Agreement and all other documents and instruments now or hereafter executed and/or delivered in connection therewith or pursuant thereto.

                                    CHC-HERMITAGE: Christian Health Care of
                           Hermitage, Inc., a Missouri nonprofit corporation and its respective successors and assigns.

                                    CHC-LEBANON NORTH: Christian Health Care of
                           Lebanon North, Inc., a Missouri nonprofit corporation and its respective successors and assigns.

                                    CHC-LEBANON SOUTH: Christian Health Care of
                           Lebanon South, Inc., a Missouri nonprofit corporation and its respective successors and assigns.

                                    CHC-LESSEES: Collectively, CHC-Hermitage,
                           CHC-Lebanon North, CHC-Lebanon South, CHC-Nixa, CHC-Springfield East, CHC- Springfield Park, CHC-Springfield West Park and their respective successors and assigns.

                                    CHC-MISSOURI: Christian Health Care of
                           Missouri, Inc., a Missouri nonprofit corporation and its respective successors and assigns.

                                    CHC-NIXA: Christian Health Care of Nixa,
                           Inc., a Missouri nonprofit corporation and its respective successors and assigns.

                                    CHC-PERSONNEL: Christian Health Care
                           Personnel Services, Inc., a Missouri nonprofit corporation and its respective successors and assigns.

                                    CHC-SPRINGFIELD EAST: Christian Health Care
                           of Springfield East, Inc., a Missouri nonprofit corporation and its respective successors and assigns.

                                    CHC-SPRINGFIELD WEST: Christian Health Care
                           of Springfield West, Inc., a Missouri nonprofit corporation and its respective successors and assigns.

                                    CHC-SPRINGFIELD WEST PARK: Christian Health
                           Care of Springfield West Park, Inc., a Missouri nonprofit corporation and its respective successors and assigns.

                  (v) Exhibit B of the Loan Agreement is hereby amended by adding the following definition immediately following the definition of "Contracts":

                                    CORNERSTONE: Cornerstone Health Care, Inc.,
                           a Missouri corporation and its respective successors and assigns.

                  (vi) Clause (iii) and (iv) in Section 3.6 of the Loan Agreement is hereby deleted in its entirety.

                  (vii) Section 6.3.01 A of the Loan Agreement is hereby deleted in its entirety and is restated to read as follows:

                           a copy of the Consolidated Financials for CHC (including, supplemental schedules for the CHC Lessees), for the preceding fiscal year, certified and audited by, and with the unqualified opinion of, independent certified public accountants acceptable to the Lender and certified as true and correct by CHC (and, without limiting anything else contained herein, the Consolidated Financials for CHC shall contain a detailed balance sheet for each Facility as of the last day of such fiscal year and a statement of earnings from such properties for such fiscal year showing, among other things, all rents and other income therefrom and all expenses paid or incurred in connection with the operation of such properties);

                  (viii) Section 6.3.04 of the Loan Agreement is hereby deleted in its entirety and is restated to read as follows:

                           Within forty-five (45) days after the end of each of their respective fiscal quarters, unaudited Consolidated Financials for each CHC Lessee certified as true and correct by such CHC Lessee.

                  (ix) Section 6.3.06 of the Loan Agreement is hereby deleted in its entirety.

                  (x) Section 6.7 of the Loan Agreement is hereby deleted in its entirety and is restated to read as follows:

                           The Borrowers shall provide the Lender thirty (30) days' prior written notice of any change of their Principal Place of Business from their current Principal Place of Business. The Borrowers shall maintain the Collateral, including without limitation, all books and records relating to the Borrowers' businesses, at solely at their Principal Place of Business, the Mortgaged Property and/or at the Arkansas Office. The Borrowers shall not (A) remove the Collateral, including, without limitation, any books or records relating to the Collateral and/or the Borrowers' businesses from the Mortgaged Property, their Principal Place of Business and/or the Arkansas Office or (B) relocate their Principal Place of Business until after receipt of a certificate from the Lender, signed by an officer thereof, stating that the Lender has, to its satisfaction, obtained all documentation that it deems necessary or desirable to obtain, maintain, perfect and confirm the first priority security interests granted in the Loan Documents.

                  (xi) Section 6.19 of the Loan Agreement is hereby deleted in its entirety and is restated to read as follows:

                           Pursuant to the BCC Missouri Leases, the CHC Lessees (as the successors in interest to the Balanced Care Lessees) have been granted options to purchase the Mortgaged Property and the issued and outstanding shares of the capital stock of the Hawthorn Subsidiaries (collectively, the "Purchase Options"). Notwithstanding anything to the contrary contained in the BCC Missouri Leases or the Omnibus Assignment of Contracts, the Purchase Options may be exercised in accordance with their terms, subject to the liens of the Loan Documents, provided, that, at the time of exercise and at the time of the consummation of the applicable transaction(s), no Loan Default exists, nor any event which, with the giving of notice and/or the passage of time, would constitute a Loan Default and provided, further, that, in connection with the consummation of the applicable transaction(s), (I) the Loan Documents are amended and restated, to reflect the then current ownership structure of the Mortgaged Property and the Borrowers, in forms reasonably acceptable to the Lender and substantially similar to the Loan Documents and (II) the Borrowing Group shall execute and deliver such other instruments, certificates and agreements, in form and substance acceptable to the Lender, that are necessary and/or reasonably requested by the Lender to effectuate the consummation of the applicable transaction(s).

                  (xii) References to the terms "Balanced Care Lessee" and "Balanced Care Lessees" set forth in Section 5.1.12 E, Section 5.1.13 A and Section 8 of the Loan Agreement are hereby deleted in their entirety and are replaced with the terms "CHC Lessee" and CHC Lessees," respectively.

                  (xiii) Subsection 10V of the Loan Agreement is hereby deleted in its entirety.

                  (xiv) Subsection 10X of the Loan Agreement is hereby deleted in its entirety.

                  (xv) The first sentence of Section 12.11 of the Loan Agreement is hereby deleted in its entirety and is restated to read as follows:

                           This Agreement and the other Loan Documents are solely for the benefit of the Lender, its successors, assigns and participants (if any), the Meditrust Entities, the Indemnified Parties and the Borrowing Group, and except as otherwise expressly set forth in any of the Loan Documents, nothing contained therein shall confer upon anyone other than such parties any right to insist upon or to enforce the performance or observance of any of the obligations contained therein.

                  (xvi) Section 12.13 of the Loan Agreement is hereby deleted in its entirety and is restated to read as follows:

                                 Any notice, request, demand, statement or
                        consent made hereunder or under any of the other Loan Documents shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when postmarked or placed in the possession of such mail or delivery service and addressed as follows:

                        If to the Borrowers: Hawthorn Health Properties, Inc.
                                             c/o J. Gray Beverley, Jr.
                                             1225 Park Avenue, Apt. 17A
                                             New York, NY 10128
                                             Attn:  President

                        With copies to:      LeBoeuf, Lamb, Greene & MacRae
                                             One Embarcadero Center, Suite 400
                                             San Francisco, CA 94111
                                             Attn: Graham Taylor, Esq.

                                             and

                                             Christian Health Care, Inc.
                                             5303 Village Parkway
                                             Suite 12
                                             Rogers, Arkansas 72758
                                             Attn: President

                                             and

                                             Ball & Mourton, Ltd., PLLC
                                             E.J. Ball Plaza
                                             112 W. Center, Suite 700
                                             Fayetteville, Arkansas 72702
                                             Attn: Rayburn W. Green, Esq.

                        If to the Lender:   Meditrust Mortgage Investments, Inc.
                                            197 First Avenue
                                            Needham Heights, Massachusetts 02494
                                            Attn: President

                        With copies to:     Meditrust Mortgage Investments, Inc.
                                            197 First Avenue
                                            Needham Heights, Massachusetts 02494
                                            Attn:  General Counsel

                                            and

                                            Nutter, McClennen & Fish, LLP
                                            One International Place
                                            Boston, Massachusetts 02110-2699
                                            Attn:  Marianne Ajemian, Esq.

                        or at such other place as either party hereto may from time to time hereafter designate to the other in writing. Any notice given to the Borrowers by the Lender at any time shall not imply that such notice or any further or similar notice was or is required.

         B. AMENDMENT OF ENVIRONMENTAL INDEMNITY AGREEMENT. After giving effect to the BCC/CHC Lease Assignments (consummated by virtue of the execution and delivery of this Agreement and the satisfaction of the conditions set forth herein) the Borrowers, Balanced Care, CHC, Kilgore and the Lender hereby agree that (I) the Environmental Indemnity Agreement (as defined under the Loan Agreement) is hereby amended by adding Balanced Care, CHC and Kilgore as parties thereto and (II) the definition of "Indemnitors" set forth in the Environmental Indemnity Agreement is hereby amended to include Balanced Care, CHC and Kilgore.

         C. AMENDMENT OF THE NOTE. After giving effect to the BCC/CHC Lease Assignments (consummated by virtue of the execution and delivery of this Agreement and the satisfaction of the conditions set forth herein) the Borrowers and the Lender hereby agree that subparagraph (b) in the Note is hereby deleted in its entirety and amended and restated to read as follows:

                  b. commencing on October 1, 1997 and on the first day of each calendar month thereafter through and including January 1, 2000, the Makers shall pay to the Holder equal monthly installments of principal and interest in arrears [based upon a thirty (30) year amortization schedule with interest accruing on the outstanding principal balance at the Interest Rate]; on February 1, 2000, the Makers shall pay to the Holder a payment of interest only accruing on the outstanding principal balance at the Interest Rate and commencing on March 1, 2000 and on the first day of each calendar month thereafter through and including August 1, 2006, the Makers shall pay to the Holder monthly installments of principal and interest in arrears, in the amount of $347,295.80, with interest accruing on the outstanding principal balance at the Interest Rate.

         29.      AMENDMENT OF LEASE DOCUMENTS:

         A. OMNIBUS AMENDMENT OF BCC MISSOURI LEASES. After giving effect to the BCC/CHC Lease Assignments (consummated by virtue of the execution and delivery of this Agreement and the satisfaction of the conditions set forth herein) and without limiting the provisions of the Omnibus Assignment of Contracts or any of the Assignments of Leases, the Hawthorn Subsidiaries, the CHC Lessees and the Lender hereby agree that:

                  (i) The definition of Affiliated Party Subordination Agreements set forth in Section 2.1 of each of the BCC Missouri Leases is hereby deleted in its entirety and restated to read as follows:

                           AFFILIATED PARTY SUBORDINATION AGREEMENTS:
                           Collectively, (i) the Affiliated Party Subordination Agreement of even date by and among Lessee, the Balanced Care Lessees, the Guarantors and Lessor,
                           (ii) the Affiliated Party Subordination Agreement as defined under the Hawthorn Loan Agreement and (iii) the five (5) separate Affiliated Party Subordination Agreements of even date by and among Lessee, the Balanced Care Lessees, the Guarantors, Lessor and the other Hawthorn Subsidiaries.

                  (ii) The definition of Cash Flow set forth in Section 2.1 of each of the BCC Missouri Leases is hereby deleted in its entirety and restated to read as follows:

                           CASH FLOW: The Consolidated Net Income (or
                  Consolidated Net Loss) before federal and state income taxes for any period plus (I) the amount of the provision for depreciation and amortization actually deducted on the books of the applicable Person for the purposes of computing such Consolidated Net Income (or Consolidated Net Loss) for the period involved, plus (II) with respect to the CHC Lessees, BCC Rent and interest on all other Indebtedness which is fully subordinated to the BCC Lease Obligations plus (III) with respect to the CHC Lessees, any payments with respect to Indebtedness and/or any other obligations (including, without limitation, management fees) which are fully subordinated to the BCC Lease Obligations pursuant to the BCC Lease Affiliated Party Subordination Agreements.

                  (iii) Section 2.1 of each of the BCC Missouri Leases is hereby amended by adding the following definition:

                  CHC LESSEES: As defined in the Hawthorn Loan Agreement.

                  (iv) The definitions of "Current Manager" and "Current Management Agreement" set forth on Section 2.1 of each of the Missouri Leases are hereby deleted in their entirety and all references in the BCC Missouri Leases to such terms are hereby deleted.

                  (v) The definition of Debt Coverage Ratio set forth in Section
         2.1 of each of the BCC Missouri Leases is hereby deleted in its entirety and restated to read as follows:

                           DEBT COVERAGE RATIO: The ratio of (I) Cash Flow for
                  each applicable period to (II) with respect to the CHC Lessees, the total of all BCC Rent paid or payable during such period or accrued for such period.

                  (vi) The definition of Guaranties set forth in Section 2.1 of each of the BCC Missouri Leases is hereby deleted in its entirety and restated to read as follows:


                           GUARANTIES: Collectively, the Balanced Care Guaranty,
                  the Dixon Guaranty and any other guaranty of the Lease Obligations executed and delivered by any Guarantor.

                  (vii) The definition of Guarantors set forth in Section 2.1 of each of the BCC Missouri Leases is hereby deleted in its entirety and restated to read as follows:

                           GUARANTORS: Collectively, Balanced Care, the BCC
                  Subsidiary Guarantors and any other guarantor of the Lease Obligations.

                  (viii) Section 1.2 of each of the BCC Missouri Leases is hereby amended by adding the following definitions:

                  KILGORE: Alington D. Kilgore of Rogers, Arkansas.

                  TERMINATION PROVISION: As defined in Section 18.4.14

                  (ix) The second, third, fourth and fifth sentences of Section
         10.1.3 of each of the BCC Missouri Leases are hereby deleted in their entirety.

                  (x) The words "the Dixon Facility, the Pharmacies, the Nevada Facility or the Republic Facility" are hereby deleted from Section
         10.1.16 of each of the BCC Missouri Leases.

                  (xi) Section 10.1.28 of each of the BCC Missouri Leases is hereby deleted in its entirety and is hereby restated to read as follows:

                  10.1.28 PRINCIPAL PLACE OF BUSINESS. The principal place of business and chief executive office of Lessee is located at 5305 Village Parkway, Suite 12, Rogers, Arkansas 72758 (the "Principal Place of Business").

                  (xii) Section 11.2 .1 (a) of each of the BCC Missouri Leases is hereby deleted in its entirety and is hereby restated to read as follows:

                           (a) ANNUAL STATEMENTS. Within one hundred (100) days
                  after the end of each of their respective fiscal years, (I) a copy of the Consolidated Financials for each of (X) CHC (including supplemental schedules for Lessee and the other CHC Lessees) and (Y) any Sublessee for the preceding fiscal year, certified and audited by, and with the unqualified opinion of, independent certified public accountants acceptable to Lessor and certified as true and correct by CHC or the applicable Sublessee, as the case may be (and, without limiting anything else contained herein, the Consolidated Financials for CHC shall include a detailed balance sheet for the Hawthorn Facilities as of the last day of such fiscal year and a statement of earnings from such properties for such fiscal year showing, among other things, all rents and other income therefrom and all expenses paid or incurred in connection with the operation of such properties); (II) separate statements, certified as true and correct by Lessee, the Guarantors and each Sublessee, stating whether, to the best of the signer's knowledge and belief after making due inquiry, Lessee, each of the Guarantors or such Sublessee, as the case may be, is in default in the performance or observance of any of the terms of this Lease or any of the other Lease Documents and, if so, specifying all such defaults, the nature thereof and the steps being taken to immediately remedy the same; (III) a copy of all letters from the independent certified accountants engaged to perform the annual audits referred to above, directed to the management of CHC, Lessee, any other CHC Lessee, any Guarantor or Sublessee, as the case may be, regarding the existence of any reportable conditions or material weaknesses and (IV) a statement certified as true and correct by Lessee setting forth all Subleases as of the last day of such fiscal year, the respective areas demised thereunder, the names of the Sublessees thereunder, the respective expiration dates of such Subleases, the respective rentals provided for therein, and such other information pertaining to the Subleases as may be reasonably requested by Lessor.

                  (xiii) Section 11.2 .1 (d) of each of the BCC Missouri Leases is hereby deleted in its entirety and is hereby restated to read as follows:

                           (d) QUARTERLY STATEMENTS OF CHC. Within fifty (50)
                  days after the end of each Fiscal Quarter, unaudited Consolidated Financials for CHC certified as true and correct by CHC.

                  (xiv) Section 11.3 of each of the BCC Missouri Leases is hereby deleted in its entirety and is hereby restated to read as follows:

                           11.3 FINANCIAL COVENANTS. Lessee covenants and agrees
                  that, throughout the Term and as long as Lessee is in possession of the Leased Property:

                                    11.3.1 RENT COVERAGE RATIO OF LESSEE.
                              Commencing with the first Fiscal Quarter after the Commencement Date and for each Fiscal Quarter thereafter during the remainder of the Term, the CHC Lessees shall maintain a combined Debt Coverage Ratio with respect to the Hawthorn Mortgaged Property equal to or greater than 1.25 to 1.

                                    11.3.2 CURRENT RATIO. The CHC Lessees shall
                              maintain, at all times, a ratio of Consolidated Current Assets to Consolidated Current Liabilities equal to or greater than 1 to 1.

                  (xi) Article 18 of each of the Missouri Leases is hereby amended by adding the following Section 18.4.14:

                                    18.4.14 TERMINATION OF OPTION.
                              Notwithstanding anything to the contrary set forth herein or in any of the other BCC Lease Documents, in the event that the CHC Lessees fail to acquire the Hawthorn Mortgaged Property, pursuant to that certain Option Agreement, dated as of January __, 2000, by and among the Hawthorn Subsidiaries and the CHC Lessees, on or before October 1, 2000, the Purchase Option relating to the Mortgaged Property (but, not the Purchase Option relating to the stock of the Hawthorn Subsidiaries) shall automatically expire (the "Termination Provision"); provided, however, that, notwithstanding the foregoing Termination Provision, if such failure to acquire the Hawthorn Mortgaged Property shall result from the gross negligence or willful misconduct by any of the Hawthorn Subsidiaries (or any of their respective successors and assigns), the Purchase Option relating to the Mortgaged Property shall remain in force and effect and may be exercised and enforced in accordance with the terms hereof without regard to the foregoing Termination Provision.

         B. OMNIBUS AMENDMENT OF AFFILIATED PARTY SUBORDINATION AGREEMENTS. After giving effect to the BCC/CHC Lease Assignments (consummated by virtue of the execution and delivery of this Agreement and the satisfaction of the conditions set forth herein)and without limiting the provisions of the Omnibus Assignment of Contracts, the parties hereto hereby agree that (I) each Affiliated Party Subordination Agreement is hereby amended by adding the Purchaser, Cornerstone, CHC-Personnel, CPI, CHC, the Balanced Care Lessees and Kilgore as parties thereto, (II) the definition of "Affiliated Parties" set forth in each such Affiliated Party Subordination Agreement is hereby amended to include the Purchaser,

Cornerstone, CHC-Personnel, CPI, CHC, the Balanced Care Lessees and Kilgore and
(III) each such Affiliated Party Subordination Agreement is amended to delete all references to the Current Manager and the Current Management Agreement.

         As a consequence of the foregoing, (1) Cornerstone acknowledges and agrees that all amounts now or hereafter owed to Cornerstone by any CHC Lessee (including, without limitation, all fees and other amounts now or hereafter owed under the Cornerstone Management Agreements) are subordinated to the BCC Missouri Lease Obligations, (2) CHC-Personnel acknowledges and agrees that all amounts now or hereafter owed to CHC-Personnel by any CHC Lessee (including, without limitation, all amounts now or hereafter owed under the Employment Lease Agreements) are subordinated to the BCC Missouri Lease Obligations, (3) the Balanced Care Entities acknowledge and agree that all amounts now or hereafter owed to any Balanced Care Entity by any CHC Lessee are subordinated to the BCC Lease Obligations and (4) CPI acknowledges and agrees that all amounts now or hereafter owed to CPI by any CHC Lessee (including, without limitation, all fees and other amounts now or hereafter owed under the Equipment Leases) are subordinated to the BCC Missouri Lease Obligations.

         D. OMNIBUS AMENDMENT OF ENVIRONMENTAL INDEMNITY AGREEMENTS. After giving effect to the BCC/CHC Lease Assignments and without limiting the provisions of the Omnibus Assignment of Contracts, the Hawthorn Subsidiaries, the CHC Lessees, CHC, Cornerstone, CHC-Personnel, Kilgore and the Lender hereby agree that (I) each Environmental Indemnity Agreement (as defined under each of the BCC Missouri Leases) is hereby amended by adding the CHC, CPI, Cornerstone, CHC-Personnel and Kilgore as parties thereto and (II) the definition of "Indemnitors" set forth in each such Environmental Indemnity Agreement is hereby amended to include CHC, CPI, Cornerstone, CHC-Personnel and Kilgore.

         E. OMNIBUS AMENDMENT OF SECURITY AGREEMENTS. After giving effect to the BCC/CHC Lease Assignments (consummated by virtue of the execution and delivery of this Agreement and the satisfaction of the conditions set forth herein) and without limiting the provisions of the Omnibus Assignment of Contracts, the Hawthorn Subsidiaries, the CHC Lessees and the Lender hereby agree that clause
(viii) of Section 1.1 of each Security Agreement (as defined under each of the BCC Missouri Leases) is hereby deleted in its entirety and is restated to read as follows:

                  (viii) all of the Debtor's rights to use, in perpetuity, in connection with the operation of the Leased Property, any name now, hereafter or previously used in connection with the operation of the Leased Property and the good will of the Debtor with respect thereto.

         F. OMNIBUS AMENDMENT OF BCC MISSOURI LEASE DOCUMENTS. After giving effect to the BCC/CHC Lease (consummated by virtue of the execution and delivery of this Agreement and the satisfaction of the conditions set forth herein) and without limiting the provisions of the Assignments of Leases and/or the Omnibus Assignment of Contracts, the parties hereto agree that whenever notice is required to be given under any of the BCC Missouri Lease Documents, such notice shall be addressed as follows:

IF TO THE BALANCE CARE              the applicable Balanced Care Guarantor
GUARANTORS:                         1215 Manor Drive
                                    Mechanicsburg, PA 17055
                                    Attn:  President

WITH COPIES TO:                     Balanced Care Corporation
                                    1215 Manor Drive
                                    Mechanicsburg, PA 17055
                                    Attn:  General Counsel

                                    Kirkpatrick & Lockhart LLP
                                    1500 Henry W. Oliver Building
                                    535 Smithfield Street
                                    Pittsburgh, PA  15222-2312
                                    Attn: Steven J. Adelkoff, Esq.

IF TO ANY CHC LESSEE:               the applicable CHC Lessee
                                    5303 Village Parkway
                                    Suite 12
                                    Rogers, Arkansas 72758
                                    Attn: President

WITH A COPY TO:                     Ball & Mourton, Ltd., PLLC
                                    E.J. Ball Plaza
                                    112 W. Center, Suite 700
                                    Fayetteville, Arkansas 72702
                                    Attn: Rayburn W. Green, Esq.

IF TO ANY HAWTHORN                  the applicable Hawthorn Subsidiary
SUBSIDIARY:                         c/o J. Gray Beverley, Jr.
                                    1225 Park Avenue, Apt. 17A
                                    New York, NY 10128
                                    Attn:  President

WITH A COPY TO:                     LeBoeuf, Lamb, Greene & MacRae
                                    One Embarcadero Center, Suite 400
                                    San Francisco, CA 94104
                                    Attn: Graham Taylor, Esq.

         30. TERMINATION OF PLEDGE AGREEMENTS: Without limiting the terms of the Omnibus Assignment of Contracts, the Hawthorn Subsidiaries, Balanced Care, the Balanced Care Lessees and the Lender hereby acknowledge and agree that the Pledge

Agreements are hereby terminated without further recourse to any party thereunder (except as may be expressly set forth therein).

         31. RATIFICATION FROM THE BALANCED CARE GUARANTORS: The Balanced Care Guarantors each hereby (I) ratifies and confirms the Loan Documents and the BCC Missouri Lease Documents to which it is a party, (II) agrees to remain fully bound by the Loan Documents and the BCC Missouri Lease Documents to which it is a party, (III) confirms that the Loan Documents and BCC Missouri Lease Documents to which it is a party remain in full force and effect, except as otherwise expressly provided herein and (IV) , without limiting the foregoing, confirms that the BCC Missouri Lease Guaranties remain in full force and effect, unaffected by the execution and delivery of this Agreement and/or the consummation of the BCC/CHC Lease Assignments.

         32. GOVERNING LAW: This Agreement shall be construed, and the rights and obligations of the parties hereto shall be determined, in accordance with the laws of the Commonwealth of Massachusetts.

         The Borrowers, the Balanced Care Entities, the Purchaser, Cornerstone, CHC-Personnel, CHC, the CHC Lessees and Kilgore hereby consent to personal jurisdiction in the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of or with respect to (A) this Agreement and/or (B) the Lender's relationship with any member of the Borrowing Group or the CHC Group in connection with the transactions evidenced by the Transaction Documents, the BCC Missouri Lease Documents and/or the Loan Documents.

         33. AMENDMENTS: The parties hereto acknowledge and agree that the Agreement shall not amend, abridge, limit, modify, release, terminate or otherwise affect any of the provisions of any of the Loan Documents and/or any of the BCC Missouri Lease Documents, except as expressly set forth herein.

         34. REFERENCES: Without limiting the provisions set forth in Section
12.17 of the Loan Agreement, the Borrowers, Balanced Care, CHC, Kilgore and the Lender acknowledge and agree that (I) that all references to the Loan Agreement, the Affiliated Party Subordination Agreement, any of the Lease Subordination Agreements and/or the Omnibus Assignment of Contracts set forth in any of the Loan Documents shall include the Loan Agreement, the Affiliated Party Subordination Agreement, the Lease Subordination Agreements and/or the Omnibus Assignment of Contracts, as affected by this Agreement and (II) this Agreement shall be included within the definition of Loan Documents.

         Without limiting the provisions set forth in Section 24.13 of the BCC Missouri Leases, the Borrowers, the Balanced Care Guarantors, CHC, the CHC Lessees, Kilgore and the Lender acknowledge and agree that (A) all references to any of the BCC Missouri Lease Documents set forth in any of the BCC Missouri Lease Documents shall include the BCC

Missouri Lease Documents, as affected by this Agreement and (B) this Agreement shall be included with the definition of BCC Missouri Lease Documents.

         35. CAPTIONS AND HEADINGS: The captions and headings set forth in this Agreement are included for convenience and reference only and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of, or the scope or intent of, this Agreement or any part hereof.

         36. TIME OF THE ESSENCE: Time is of the essence of each and every term, condition, covenant and warranty set forth in this Agreement and in the other Loan Documents.

         37. COUNTERPARTS: This Agreement and the other Loan Documents may be executed in one or more counterparts, each of which taken together shall constitute an original and all of which shall constitute one and the same instrument.

         38. OPTION AGREEMENT: Reference is made to that certain Option Agreement of even date herewith by and among the Hawthorn Subsidiaries and the CHC Lessees. Notwithstanding anything to the contrary set forth in the Loan Documents, the Lender hereby acknowledges and agrees that, to the extent that the execution and delivery of such Option Agreement constitutes an Event of Default under any of the Loan Documents, the Lender hereby waives any such Event of Default (the "Limited Waiver"); provided, however, that, the Hawthorn Subsidiaries and the CHC Lessees acknowledge and agree that notwithstanding the foregoing Limited Waiver, the Lender has not consented to such Option Agreement, nor the performance by the Hawthorn Subsidiaries of their respective obligations thereunder and, without limiting the foregoing, in no event shall (A) the Lender be bound by the terms of such Option Agreement and (B) neither the execution and delivery of such Option Agreement nor the Limited Waiver shall be deemed to amend, abridge, limit, modify, release, terminate or otherwise affect any of the provisions of any of the Loan Documents (including, without limitation, the Lender's right to exercise any rights and/or remedies arising under any of the Loan Documents should any of the Hawthorn Subsidiaries perform (or seek to perform) any of their respective obligations under such Option Agreement.


            [The remainder of this page was intentionally left blank]

         EXECUTED as a sealed instrument as of the day and year first above mentioned.


WITNESS:                     LENDER:
                             MEDITRUST MORTGAGE INVESTMENTS, INC.,
                             a Delaware corporation



/s/Annemarie Wasniewski      By:/s/Michael S. Benjamin
Name:Annemarie Wasniewski       Name:Michael S. Benjamin
                                Title:Senior Vice President



WITNESS:                     BORROWERS:

                             HAWTHORN HEALTH PROPERTIES, INC., a
                             California corporation



/s/Gloriana M. Calhoun       By: /s/J. Gray Beverley, Jr.
Name: Gloriana M. Calhoun        Name: J. Gray Beverley, Jr.
                                 Title: President


WITNESS:                     NATIONAL CARE CENTERS OF HERMITAGE,
                             INC., a Missouri Corporation



/s/Gloriana M. Calhoun       By: /s/J. Gray Beverley, Jr.
Name: Gloriana M. Calhoun        Name: J. Gray Beverley, Jr.
                                 Title: President

WITNESS:                           NATIONAL CARE CENTERS, INC., a Missouri
                                   corporation



/s/Gloriana M. Calhoun             By: /s/J. Gray Beverley, Jr.
Name: Gloriana M. Calhoun              Name: J. Gray Beverley, Jr.
                                       Title: President



WITNESS:                           NATIONAL CARE CENTERS OF LEBANON, INC.,
                                   a Missouri corporation



/s/Gloriana M. Calhoun             By: /s/J. Gray Beverley, Jr.
Name: Gloriana M. Calhoun              Name: J. Gray Beverley, Jr.
                                       Title: President



WITNESS:                           SPRINGFIELD RETIREMENT VILLAGE, INC., a
                                   Missouri corporation



/s/Gloriana M. Calhoun             By: /s/J. Gray Beverley, Jr.
Name: Gloriana M. Calhoun              Name: J. Gray Beverley, Jr.
                                       Title: President



WITNESS:                           NATIONAL CARE CENTERS OF NIXA, INC., a
                                   Missouri corporation



/s/Gloriana M. Calhoun             By: /s/J. Gray Beverley, Jr.
Name: Gloriana M. Calhoun              Name: J. Gray Beverley, Jr.
                                       Title: President

WITNESS:                           NATIONAL CARE CENTERS OF SPRINGFIELD,
                                   INC., a Missouri corporation



/s/Gloriana M. Calhoun             By: /s/J. Gray Beverley, Jr.
Name: Gloriana M. Calhoun              Name: J. Gray Beverley, Jr.
                                       Title: President



WITNESS:                           MT. VERNON PARK CARE CENTER WEST, INC.,
                                   a Missouri corporation



/s/Gloriana M. Calhoun             By: /s/J. Gray Beverley, Jr.
Name: Gloriana M. Calhoun              Name: J. Gray Beverley, Jr.
                                       Title: President



WITNESS:                           BALANCED CARE LESSEES:


                                   BCC AT LEBANON CARE CENTER, INC., a
                                   Delaware corporation



/s/ Jaynelle D. Covert             By:/s/Robin L. Barber
Name: Jaynelle D. Covert              Name: Robin L. Barber
                                      Title: Vice President and Secretary


WITNESS:                           BCC AT LEBANON PARK MANOR, INC., a
                                   Delaware corporation



/s/ Jaynelle D. Covert             By:/s/Robin L. Barber
Name: Jaynelle D. Covert              Name: Robin L. Barber
                                      Title: Vice President and Secretary

WITNESS: BCC AT NIXA PARK CENTER, INC., a Delaware corporation



/s/ Jaynelle D. Covert        By:/s/Robin L. Barber
Name: Jaynelle D. Covert          Name: Robin L. Barber
                                  Title: Vice President and Secretary



WITNESS:                      BCC AT SPRINGFIELD CARE CENTER, INC., a
                              Delaware corporation



/s/ Jaynelle D. Covert        By:/s/Robin L. Barber
Name: Jaynelle D. Covert          Name: Robin L. Barber
                                  Title: Vice President and Secretary



WITNESS:                      BCC AT MT. VERNON PARK CARE CENTER,
                              INC., a Delaware corporation



/s/ Jaynelle D. Covert        By:/s/Robin L. Barber
Name: Jaynelle D. Covert          Name: Robin L. Barber
                                  Title: Vice President and Secretary



WITNESS:                      BCC AT MT. VERNON PARK CARE CENTER
                              WEST, INC., a Delaware  corporation



/s/ Jaynelle D. Covert        By:/s/Robin L. Barber
Name: Jaynelle D. Covert          Name: Robin L. Barber
                                  Title: Vice President and Secretary

WITNESS:                     BCC AT HERMITAGE PARK CARE CENTER,
                             INC., a Delaware corporation



/s/ Jaynelle D. Covert       By:/s/Robin L. Barber
Name: Jaynelle D. Covert         Name: Robin L. Barber
                                 Title: Vice President and Secretary




                             BALANCED CARE GUARANTORS:


WITNESS:                     BALANCED CARE CORPORATION, a Delaware
                             corporation



/s/ Jaynelle D. Covert       By:/s/Robin L. Barber
Name: Jaynelle D. Covert         Name: Robin L. Barber
                                 Title: Senior Vice President and Legal Counsel
                                        & Assistant Secretary



WITNESS:                     DIXON MANAGEMENT, INC., a Missouri
                             corporation



/s/ Jaynelle D. Covert       By:/s/Robin L. Barber
Name: Jaynelle D. Covert         Name: Robin L. Barber
                                 Title: Vice President and Secretary

WITNESS:                          PURCHASER:

                                  CHRISTIAN HEALTH CARE OF MISSOURI, INC., a Missouri nonprofit corporation



/s/Rayburn W. Green               By:Allen Kilgore
Name:Rayburn W. Green                 Name:Allen D. Kilgore
                                      Title:President


WITNESS:                          CPI:

                                  CORNERSTONE PROPERTIES INVESTMENT II,
                                  LLC, a Missouri limited liability company



/s/Rayburn W. Green               By:Allen Kilgore
Name:Rayburn W. Green                 Name:Allen D. Kilgore
                                      Title:President


WITNESS:                          CORNERSTONE:

                                  CORNERSTONE HEALTH CARE, INC., a Missouri corporation


/s/Rayburn W. Green               By:Allen Kilgore
Name:Rayburn W. Green                 Name:Allen D. Kilgore
                                      Title:President


WITNESS:                          CHC-PERSONNEL:

                                  CHRISTIAN HEALTH CARE PERSONNEL
                                  SERVICES, INC., a Missouri corporation



/s/Rayburn W. Green               By:Allen Kilgore
Name:Rayburn W. Green                 Name:Allen D. Kilgore
                                      Title:President

WITNESS:                       CHC:

                               CHRISTIAN HEALTH CARE, INC., an Arkansas nonprofit corporation



/s/Rayburn W. Green            By:Allen Kilgore
Name:Rayburn W. Green              Name:Allen D. Kilgore
                                   Title:President


WITNESS:                       CHC LESSEES:

                               CHRISTIAN HEALTH CARE OF HERMITAGE,
                               INC., a Missouri nonprofit corporation



/s/Rayburn W. Green            By:Allen Kilgore
Name:Rayburn W. Green              Name:Allen D. Kilgore
                                   Title:President

WITNESS:                       CHRISTIAN HEALTH CARE OF LEBANON
                               NORTH, INC., a Missouri nonprofit corporation



/s/Rayburn W. Green            By:Allen Kilgore
Name:Rayburn W. Green              Name:Allen D. Kilgore
                                   Title:President


WITNESS:                       CHRISTIAN HEALTH CARE OF SPRINGFIELD
                               WEST PARK, INC., a Missouri nonprofit corporation



/s/Rayburn W. Green            By:Allen Kilgore
Name:Rayburn W. Green              Name:Allen D. Kilgore
                                   Title:President

WITNESS:                       CHRISTIAN HEALTH CARE OF SPRINGFIELD
                               WEST, INC., a Missouri nonprofit corporation



/s/Rayburn W. Green            By:Allen Kilgore
Name:Rayburn W. Green              Name:Allen D. Kilgore
                                   Title:President


WITNESS:                       CHRISTIAN HEALTH CARE OF LEBANON
                               SOUTH, INC., a Missouri nonprofit corporation



/s/Rayburn W. Green            By:Allen Kilgore
Name:Rayburn W. Green              Name:Allen D. Kilgore
                                   Title:President


WITNESS:                       CHRISTIAN HEALTH CARE OF SPRINGFIELD
                               EAST, INC., a Missouri nonprofit corporation



/s/Rayburn W. Green            By:Allen Kilgore
Name:Rayburn W. Green              Name:Allen D. Kilgore
                                   Title:President


WITNESS:                       CHRISTIAN HEALTH CARE OF NIXA, INC., a
                               Missouri corporation



/s/Rayburn W. Green            By:Allen Kilgore
Name:Rayburn W. Green              Name:Allen D. Kilgore
                                   Title:President

WITNESS:                                     KILGORE:



/s/Rayburn W. Green                          /s/Allen Kilgore
Name:Rayburn W. Green                        Alington D. Kilgore

                                    EXHIBIT A

       Lease Documents Assigned by BCC at Hermitage Park Care Center, Inc.


1. Facility Lease Agreement, dated as of August 30, 1996, as amended, by and between Hermitage and BCC-Hermitage.

2. Collateral Assignment of Permits, Approvals, Licenses and Contracts, dated as of August 30, 1996, granted by BCC-Hermitage for the benefit of Hermitage.

3. Security Agreement, dated as of August 30, 1996, by and between Hermitage and BCC-Hermitage.

4. Environmental Indemnity Agreement, dated as of August 30, 1996, by and among Hermitage, BCC-Hermitage and the Balanced Care Guarantors.

5. The "Affiliated Party Subordination Agreements" as defined under the Hermitage Lease.

6. Lease Subordination Agreement, dated as of August 30, 1996, by and among BCC-Hermitage, Hermitage and the Lender.

7. Omnibus Assignment of Contracts, dated as of August 30, 1996, by and among the Borrowers, the Balanced Care Lessees, the Balanced Care Guarantors, Long Term, the Lender and the Shareholders.

8. All other "Lease Documents", as defined under the Hermitage Lease, to which BCC- Hermitage is a party (excluding, however, the Hermitage Pledge Agreement).

                                    EXHIBIT B


          Lease Documents Assigned by BCC at Lebanon Care Center, Inc.


1. Facility Lease Agreement, dated as of August 30, 1996, as amended, by and between National Care Centers and BCC-Lebanon Care.

2. Collateral Assignment of Permits, Approvals, Licenses and Contracts, dated as of August 30, 1996, granted by BCC-Lebanon Care for the benefit of National Care Centers.

3. Security Agreement, dated as of August 30, 1996, by and between National Care Centers and BCC-Lebanon Care.

4. Environmental Indemnity Agreement, dated as of August 30, 1996, by and among National Care Centers, BCC-Lebanon Care and the Balanced Care Guarantors.

5. The "Affiliated Party Subordination Agreements" as defined under the Lebanon Care Lease.

6. Lease Subordination Agreement, dated as of August 30, 1996, by and among BCC-Lebanon Care, National Care Centers and the Lender.

7. Omnibus Assignment of Contracts, dated as of August 30, 1996, by and among the Borrowers, the Balanced Care Lessees, the Balanced Care Guarantors, Long Term, the Lender and the Shareholders.

8. All other "Lease Documents", as defined under the Lebanon Care Lease, to which BCC-Lebanon is a party (excluding, however, the Lebanon Care Pledge Agreement).

                                    EXHIBIT C


           Lease Documents Assigned by BCC at Lebanon Park Manor, Inc.


1. Facility Lease Agreement, dated as of August 30, 1996, as amended, by and between National Care Centers-Lebanon and BCC-Lebanon Park.

2. Collateral Assignment of Permits, Approvals, Licenses and Contracts, dated as of August 30, 1996, granted by BCC-Lebanon Park for the benefit of National Care Centers-Lebanon.

3. Security Agreement, dated as of August 30, 1996, by and between National Care Centers-Lebanon and BCC-Lebanon Park.

4. Environmental Indemnity Agreement, dated as of August 30, 1996, by and among National Care Centers-Lebanon, BCC-Lebanon Park and the Balanced Care Guarantors.

5. The "Affiliated Party Subordination Agreements" as defined under the Lebanon Park Lease.

6. Lease Subordination Agreement, dated as of August 30, 1996, by and among BCC-Lebanon Park, National Care Centers-Lebanon and the Lender.

7. Omnibus Assignment of Contracts, dated as of August 30, 1996, by and among the Borrowers, the Balanced Care Lessees, the Balanced Care Guarantors, Long Term, the Lender and the Shareholders.

8. All other "Lease Documents", as defined under the Lebanon Park Lease, to which BCC-Lebanon Park is a party (excluding, however, the Lebanon Park Pledge Agreement).

                                    EXHIBIT D


      Lease Documents Assigned by BCC at Mt. Vernon Park Care Center, Inc.


1. Facility Lease Agreement, dated as of August 30, 1996, as amended, by and between Springfield and BCC-Mt. Vernon Park.

2. Collateral Assignment of Permits, Approvals, Licenses and Contracts, dated as of August 30, 1996, granted by BCC-Mt. Vernon Park for the benefit of Springfield.

3. Security Agreement, dated as of August 30, 1996, by and between Springfield and BCC-Mt. Vernon Park.

4. Environmental Indemnity Agreement, dated as of August 30, 1996, by and among Springfield, BCC-Mt. Vernon Park and the Balanced Care Guarantors.

5. The "Affiliated Party Subordination Agreements" as defined under the Mt. Vernon Lease.

6. Lease Subordination Agreement, dated as of August 30, 1996, by and among BCC-Mt. Vernon Park, Springfield and the Lender.

7. Omnibus Assignment of Contracts, dated as of August 30, 1996, by and among the Borrowers, the Balanced Care Lessees, the Balanced Care Guarantors, Long Term, the Lender and the Shareholders.

8. All other "Lease Documents", as defined in the Mt. Vernon Lease, to which BCC-Mt. Vernon Park is a party (excluding, however, the Mt. Vernon Pledge Agreement).

                                    EXHIBIT E


            Lease Documents Assigned by BCC at Nixa Park Center, Inc.


1. Facility Lease Agreement, dated as of August 30, 1996, as amended, by and between Nixa and BCC-Nixa.

2. Collateral Assignment of Permits, Approvals, Licenses and Contracts, dated as of August 30, 1996, granted by BCC-Nixa for the benefit of Nixa.

3. Security Agreement, dated as of August 30, 1996, by and between Nixa and BCC- Nixa.

4. Environmental Indemnity Agreement, dated as of August 30, 1996, by and among Nixa, BCC-Nixa and the Balanced Care Guarantors.

5. The "Affiliated Party Subordination Agreements" as defined under the Nixa Lease.

6. Lease Subordination Agreement, dated as of August 30, 1996, by and among BCC-Nixa, Nixa and the Lender.

7. Omnibus Assignment of Contracts, dated as of August 30, 1996, by and among the Borrowers, the Balanced Care Lessees, the Balanced Care Guarantors, Long Term, the Lender and the Shareholders.

8. All other "Lease Documents", as defined under the Nixa Lease, to which BCC-Nixa is a party (excluding, however, the Nixa Pledge Agreement).

                                    EXHIBIT F


        Lease Documents Assigned by BCC at Springfield Care Center, Inc.


1. Facility Lease, dated as of August 30, 1996, as amended, by and between National Care Centers-Springfield and BCC-Springfield.

2. Collateral Assignment of Permits, Approvals, Licenses and Contracts, dated as of August 30, 1996, granted by BCC-Springfield for the benefit of National Care Centers-Springfield.

3. Security Agreement, dated as of August 30, 1996, by and between National Care Centers-Springfield and BCC-Springfield.

4. Environmental Indemnity Agreement, dated as of August 30, 1996, by and among National Care Centers-Springfield, BCC-Springfield and the Balanced Care Guarantors.

5. The "Affiliated Party Subordination Agreements" as defined under the Springfield Lease.

6. Lease Subordination Agreement, dated as of August 30, 1996, by and among BCC-Springfield, National Care Centers-Springfield and the Lender.

7. Omnibus Assignment of Contracts, dated as of August 30, 1996, by and among the Borrowers, the Balanced Care Lessees, the Balanced Care Guarantors, Long Term, the Lender and the Shareholders.

8. All other "Lease Documents", as defined under the Springfield Lease, to which BCC-Springfield is a party (excluding, however, the Springfield Pledge Agreement).

                                    EXHIBIT G


    Lease Documents Assigned by BCC at Mt. Vernon Park Care Center West, Inc.


1. Facility Lease Agreement, dated August 30, 1996, as amended, by and between Mt. Vernon and BCC-Mt.Vernon Park West.

2. Collateral Assignment of Permits, Approvals, Licenses and Contracts, dated as of August 30, 1996, granted by BCC-Mt. Vernon Park West for the benefit of Mt. Vernon.

3. Security Agreement, dated as of August 30, 1996, by and between Mt. Vernon and BCC-Mt. Vernon Park West.

4. Environmental Indemnity Agreement, dated as of August 30, 1996, by and among Mt. Vernon, BCC-Mt. Vernon West and the Balanced Care Guarantors.

5. The "Affiliated Party Subordination Agreements" as defined under the West Park Lease.

6. Lease Subordination Agreement, dated as of August 30, 1996, by and among BCC-Mt. Vernon Park West, Mt. Vernon and the Lender.

7. Omnibus Assignment of Contracts, dated as of August 30, 1996, by and among the Borrowers, the Balanced Care Lessees, the Balanced Care Guarantors, Long Term, the Lender and the Shareholders.

8. All other "Lease Documents", as defined under the West Park Lease, to which BCC-Mt. Vernon West is a party (excluding, however, the West Park Pledge Agreement).